Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Entity Information
Entity Registrant Name	Navios South American Logistics Inc.
Entity Central Index Key	0001506042
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well Known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock Shares Outstanding	20,000

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 40,529	$ 39,204
Restricted cash	0	564
Accounts receivable, net	31,959	17,102
Prepaid expenses and other current assets	10,592	7,687
Inventories	2,872	5,867
Total current assets	85,952	70,424
Vessels, port terminals and other fixed assets, net	350,088	296,133
Intangible assets other than goodwill	63,863	68,299
Goodwill	104,096	104,096
Deferred drydock and special survey costs, net	6,869	2,041
Deferred financing costs, net	6,941	1,030
Other long-term assets	3,425	5,438
Total non-current assets	535,282	477,037
Total assets	621,234	547,461
Current liabilities
Accounts payable	23,211	22,591
Due to affiliate companies	2,000	155
Accrued expenses	15,717	9,611
Deferred income	4,492	0
Current portion of capital lease obligations	31,221	1,252
Current portion of long-term debt	69	10,171
Total current liabilities	76,710	43,780
Senior notes	200,000	0
Long term debt, net of current portion	599	117,251
Capital lease obligations, net of current portion	0	31,009
Deferred tax liability	19,628	21,105
Other long-term liabilities	3,072	5,037
Total non-current liabilities	223,299	174,402
Total liabilities	300,009	218,182
Commitments and contingencies	0	0
STOCKHOLDERS' EQUITY
Common stock - $1.00 par value: 50,000,000 authorized shares; 20,000 shares issued and outstanding in 2011 and 2010	20	20
Additional paid-in capital	303,518	292,668
Retained earnings	17,146	17,342
Total Navios Logistics stockholders' equity	320,684	310,030
Noncontrolling interest	541	19,249
Total stockholders' equity	321,225	329,279
Total liabilities and stockholders' equity	$ 621,234	$ 547,461

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
Time charter, voyage and port terminal revenues	$ 165,625	$ 136,756	$ 112,263
Sales of products	69,063	51,217	26,627
Time charter, voyage and port terminal expenses	(41,680)	(35,410)	(32,428)
Direct vessel expenses	(63,422)	(50,422)	(37,095)
Cost of product sold	(66,757)	(47,073)	(24,246)
Depreciation of vessels, port terminals and other fixed assets, net	(18,180)	(17,729)	(18,020)
Amortization of intangible assets and liabilities, net	(4,436)	(4,486)	(3,111)
Amortization of deferred drydock and special survey costs	(718)	(394)	(270)
General and administrative expenses	(13,662)	(12,210)	(9,115)
Provision for losses on accounts receivable	(492)	(652)	(1,351)
Taxes other than income taxes	(8,934)	(7,921)	(4,821)
Gain on sale of assets	36	52	0
Interest expense and finance cost, net	(17,074)	(4,526)	(4,246)
Interest income	843	298	11
Foreign exchange differences	(645)	(3)	378
Other income, net	669	64	569
Income before income taxes and noncontrolling interest	236	7,561	5,145
Income tax benefit/(expense)	348	(64)	1,654
Net income	584	7,497	6,799
Less: Net income attributable to the noncontrolling interest	(780)	(1,897)	(1,448)
Net (loss)/income attributable to Navios Logistics' stockholders	$ (196)	$ 5,600	$ 5,351
Basic and diluted net (losses)/earnings per share attributable to Navios Logistics' stockholders	$ (0.0098)	$ 0.28	$ 0.2676
Weighted average number of shares , basic and diluted	20,000	20,000	20,000

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING ACTIVITIES:
Net income	$ 584	$ 7,497	$ 6,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of vessels, port terminals and other fixed assets, net	18,180	17,729	18,020
Amortization of deferred drydock and special survey costs	718	394	270
Income taxes	(348)	64	(1,654)
Amortization of deferred financing costs	1,185	365	284
Amortization of intangible assets and liabilities, net	4,436	4,486	3,111
Provision for losses on accounts receivable	492	652	1,351
Gain on sale of assets	(36)	(52)	0
Other	0	0	(240)
Changes in operating assets and liabilities:
Decrease/(increase) in restricted cash	0	1,316	(266)
Payments of interest on long-term financial debt	0	(2,409)	(1,730)
Increase in accounts receivable	(15,264)	(2,176)	(3,022)
Increase in due to affiliates	1,845	61	135
(Increase)/decrease in prepaid expenses and other current assets	(2,905)	2,419	(2,861)
Decrease/(increase) in inventories	2,995	(2,375)	(2,117)
Payments for drydock and special survey costs	(5,546)	(762)	(510)
Decrease in other long term assets	103	172	114
(Decrease)/increase in accounts payable	(755)	5,988	7,707
Increase/(decrease) in accrued expenses	4,468	774	(2,019)
Increase in deferred income	4,492	0	0
Decrease/(increase) in other long term liabilities	(55)	167	(292)
Net cash provided by operating activities	14,589	34,310	23,080
INVESTING ACTIVITIES:
Acquisition of vessels, port terminals and other fixed assets, net	(70,598)	(14,114)	(26,799)
Acquisition of subsidiary, net of cash acquired	0	0	(369)
Net cash used in investing activities	(70,598)	(14,114)	(27,168)
FINANCING ACTIVITIES:
Decrease/(increase) in restricted cash	564	(206)	(358)
Proceeds from issuance of Senior Notes	200,000	0	0
Repayments of long-term debt	(126,755)	(5,240)	(2,442)
Acquisition of noncontrolling interest	(8,638)	0	0
(Dividends)/contributions from noncontrolling shareholders	0	(470)	564
Proceeds from long-term debt	0	293	22,469
Payments of obligations under capital leases	(1,040)	(1,771)	0
Debt issuance costs	(6,797)	(525)	(734)
Net cash provided by/(used in) financing activities	57,334	(7,919)	19,499
Net increase in cash and cash equivalents	1,325	12,277	15,411
Cash and cash equivalents, beginning of year	39,204	26,927	11,516
Cash and cash equivalents, end of year	40,529	39,204	26,927
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest, net of capitalized interest	11,435	4,399	3,795
Cash paid for income taxes	834	485	2,238
Non-cash investing and financing activities
Acquisition of vessels	(1,586)	(48,417)	0
Long term financial debt	0	14,385	21,591
Capital lease obligations	0	34,032	0
Exercise option from acquisition of vessels	0	4,400	3,200
Interest reclassified to long-term financial debt Makenita H	0	0	2,409
Interest reclassified to long-term financial debt Estefania H	0	0	1,730
Contribution receivable from noncontrolling shareholders (See Note 22)	0	(2,237)	2,237
Contribution from noncontrolling shareholders	0	1,350	0
Shares released to the shareholders of Horamar	$ 0	$ 10,870	$ 0

Consolidated Statements Of Changes In Equity (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid In Capital	Retained Earnings	Total Navios Logistics' Stockholders' Equity	Noncontrolling Interest
Balance at Dec. 31, 2008	$ 299,952	$ 20	$ 281,798	$ 6,391	$ 288,209	$ 11,743
Balance, Number of Shares at Dec. 31, 2008		20,000
Contributions from noncontrolling shareholders	2,801					2,801
Acquisition of Hidronave S.A.	480					480
Net income	6,799			5,351	5,351	1,448
Balance at Dec. 31, 2009	310,032	20	281,798	11,742	293,560	16,472
Balance, Number of Shares at Dec. 31, 2009		20,000
Release of escrow shares	10,870		10,870		10,870
Contributions from noncontrolling shareholders	1,350					1,350
Dividends to noncontrolling shareholders	(470)					(470)
Net income	7,497			5,600	5,600	1,897
Balance at Dec. 31, 2010	329,279	20	292,668	17,342	310,030	19,249
Balance, Number of Shares at Dec. 31, 2010		20,000
Acquisition of noncontrolling interest (including transaction expenses)	(8,638)		10,850		10,850	(19,488)
Net income	584			(196)	(196)	780
Balance at Dec. 31, 2011	$ 321,225	$ 20	$ 303,518	$ 17,146	$ 320,684	$ 541
Balance, Number of Shares at Dec. 31, 2011		20,000

Description of Business	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DESCRIPTION OF BUSINESS [Text Block]
NOTE 1: DESCRIPTION OF BUSINESS

Nature of operations

Navios Logistics is one of the largest logistics companies in the Hidrovia region of South America, focusing on the Hidrovia region river system, the main navigable river system in the region, and on cabotage trades along the eastern coast of South America. Navios Logistics serves the storage and marine transportation needs of its customers through its port terminal, river barge and coastal cabotage operations.  Navios Logistics is focused on providing its customers integrated transportation, storage and related services through its port facilities, its large, versatile fleet of dry and liquid cargo barges and its product tankers.  Navios Logistics serves the needs of a number of growing South American industries, including mineral and grain commodity providers as well as users of refined petroleum products.

Formation of Navios Logistics

Navios Logistics was incorporated under the laws of the Republic of the Marshall Islands on December 17, 2007. On January 1, 2008, pursuant to a Share Purchase Agreement, Navios Maritime Holdings Inc. (“Navios Holdings”) (NYSE: NM) contributed: (a) $112,200 in cash and (b) all of the authorized capital stock of its wholly-owned subsidiary, Corporacion Navios Sociedad Anonima (“CNSA”), to Navios Logistics in exchange for 12,765 shares of Navios Logistics representing 63.8% (67.2% excluding contingent consideration) of Navios Logistics' outstanding stock. As part of the same transaction, Navios Logistics acquired 100% ownership of Horamar Group (“Horamar”) in exchange for: (i) $112,200 in cash, of which $5,000 was escrowed and payable upon the attainment of certain EBITDA targets during specified periods through December 2008; and (ii) the issuance of 7,235 shares of Navios Logistics representing 36.2% (32.8% excluding contingent consideration) of Navios Logistics' outstanding stock, of which 1,007 shares were escrowed upon the attainment of certain EBITDA targets. During the year ended December 31, 2008, $2,500 in cash and 503 shares were released from escrow, when Horamar achieved the interim EBITDA target. On March 20, August 19, and December 30, 2009, the Share Purchase Agreement was amended to postpone until June 17, 2010 the date for determining whether the EBITDA target was achieved. On June 17, 2010, $2,500 in cash and the 504 shares remaining in escrow were released from escrow upon the achievement of the EBITDA target threshold. As of December 31, 2011, Navios Holdings owned 63.8% of Navios Logistics. See Note 3 for a description of the Company's acquisition of Horamar.

The 7,235 shares issued to effect the acquisition of Horamar were valued at fair value as discussed in Note 3 as this was a transaction involving unrelated, independent parties, while the 12,765 shares issued to Navios Holdings in exchange for its 100% equity interest in CNSA were accounted for at carryover basis, as further described in Note 2 and Note 3.
     On July 25, 2011, the Company acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd .Inc. and HS South Inc., in accordance with the terms of certain stock purchase agreements with HS Energy Ltd., an affiliate of Vitol S.A. ("Vitol"). The Company paid a total consideration of $8,500 for such noncotrolling interests ($8,638 including transactions expenses; see also Note 19), and simultaneously paid $53,155 in full and final settlement of all amounts of indebtedness of such joint ventures. The transaction was considered a step acquisition (with control maintained by Navios Logistics) and was accounted for as an equity transaction.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Text Block]
NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

(a) Basis of Presentation:

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Where necessary, comparative figures have been reclassified to conform to changes in presentation in the current year.

For the years ended December 31, 2010 and 2009, the Company reclassified amounts of $50,422 and $37,095 from time charter, voyage and port terminal expenses to direct vessel expenses since the Company considers that this is a better presentation to reflect the results of operations.

(b) Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of Navios Logistics and its subsidiaries, both majority and wholly-owned. All significant intercompany balances and transactions between these entities have been eliminated in the consolidated statements.

The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

 Subsidiaries Included in the Consolidation:

Subsidiaries are those entities in which the Company has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies. The acquisition method of accounting is used to account for the acquisition of subsidiaries. The cost of an acquisition is measured as the fair value of the assets given up, shares issued or liabilities undertaken at the date of acquisition. The excess of the cost of acquisition over the fair value of the net assets acquired and liabilities assumed is recorded as goodwill.

	Country of		Percentage of	Statement of operations
Company Name	Incorporation	Nature/Vessel Name	Ownership	2011	2010	2009
Corporacion Navios S.A.	Uruguay	Operating Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
Nauticler S.A.	Uruguay	Sub-Holding Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Compania Naviera Horamar S.A.	Argentina	Vessel-Operating Management Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Compania de Transporte Fluvial International S.A.	Uruguay	Sub-Holding Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Ponte Rio S.A.	Uruguay	Operating Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Thalassa Energy S.A. (ii)	Argentina	Barge-Owning Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
HS Tankers Inc. (ii)	Panama	Tanker-Owning Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
HS Navigation Inc. (ii)	Panama	Tanker-Owning Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
HS Shipping Ltd. Inc. (ii)	Panama	Tanker-Owning Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
HS South Inc. (ii)	Panama	Tanker-Owning Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Mercopar Internacional S.A. (i)	Uruguay	Sub-Holding Company	100%	—	—	1/1 - 12/10
Nagusa Internacional S.A. (i)	Uruguay	Sub-Holding Company	100%	—	—	1/1 - 12/10
Hidrovia OSR Internacional S.A. (i)	Uruguay	Sub-Holding Company	100%	—	—	1/1 - 12/10
Petrovia Internacional S.A.	Uruguay	Land-Owning Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
Mercopar S.A.	Paraguay	Operating/Barge-Owning Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
Petrovia S.A (iii).	Paraguay	Shipping company	100%	—	—	1/1-1/21
Flota Mercante Paraguaya (iii).	Paraguay	Shipping company	100%	—	—	1/1-2/13
Compania de Transporte Fluvial S.A (iii).	Paraguay	Shipping company	100%	—	—	1/1-2/13
Hidrogas S.A (iii).	Paraguay	Shipping company	100%	—	—	1/1-1/21
Navegacion Guarani S.A.	Paraguay	Operating/Barge and Pushboat-Owning Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Hidrovia OSR S.A	Paraguay	Tanker-Owning Company/Oil Spill Response & Salvage Services	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Mercofluvial S.A.	Paraguay	Operating/Barge and Pushboat-Owning Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Petrolera San Antonio S.A.	Paraguay	POA Facility-Owning Company	100%	1/1 -12/31	1/1 -12/31	1/1 - 12/31
Stability Oceanways S.A.	Panama	Barge and Pushboat-Owning Operating Company	100%	1/1 - 12/31	1/1 - 12/31	1/1 - 12/31
Hidronave South American Logistics S.A.	Brazil	Pushboat-Owning Company	51%	1/1 - 12/31	1/1 - 12/31	10/29 - 12/31
Navarra Shipping Corporation	Marshall Is.	Tanker-Owning Company	100%	1/1 - 12/31	4/1 - 12/31	—
Pelayo Shipping Corporation	Marshall Is.	Tanker-Owning Company	100%	1/1 - 12/31	4/1 - 12/31	—
Navios Logistics Finance (US) Inc.	Delaware	Operating Company	100%	1/16 - 12/31	—	—
Varena Maritime Services S.A.	Panama	Barge and Pushboat-Owning Operating Company	100%	4/14 - 12/31	—	—

Subsidiaries included in the consolidation:

____________

(i)	These companies were sold on December 10, 2009 to independent third parties.

(ii)
On July 25, 2011, Navios Logistics acquired the noncontrolling interests of these joint ventures. As a result, after the consummation of the transaction, the percentage of ownership of the Company in these subsidiaries changed in accordance with the table included in Note 19.

(iii)	These companies were merged into other Paraguayan companies in 2009.

(c) Use of Estimates:

The preparation of consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to uncompleted voyages, future drydock dates, the selection of useful lives for tangible and intangible assets, expected future cash flows from long-lived assets to support impairment tests, impairment test for goodwill, provisions necessary for losses on accounts receivable and demurrages, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

(d) Cash and Cash Equivalents:

Cash and cash equivalents consist of cash on hand, deposits held with banks, and other short-term liquid investments with original maturities of three months or less.

(e) Restricted Cash:

Cash consists of cash retention accounts that are restricted for use as general working capital due less than 12 months unless such balances exceed installment and interest payments due to vessels' lenders. As of December 31, 2011 and 2010, restricted cash was $0 and $564, respectively.

(f) Insurance Claims:

Insurance claims at each balance sheet date consist of claims submitted and/or claims in the process of compilation or submission (claims pending). They are recorded on the accrual basis and represent the claimable expenses, net of applicable deductibles, incurred through December 31 of each reported period, which are expected to be recovered from insurance companies. Any remaining costs to complete the claims are included in accrued liabilities. Claims receivable mainly represent claims against vessels' insurance underwriters in respect of damages arising from accidents or other insured risks. While it is anticipated that claims receivable will be recovered within one year, such claims may not all be recovered within one year due to the attendant process of settlement. Nonetheless, amounts are classified as current as they represent amounts currently due to the Company. All amounts are shown net of applicable deductibles.

(g) Inventories:

Inventories, which primarily comprise petroleum products, are valued at the lower of cost or market as determined on the first-in, first-out basis. Other inventories, such as lubricants and stock provisions on board of the owned vessels at period end, were classified under “Prepaid expenses and other current assets”.

(h) Barges, Pushboats and Other Vessels:

Barges, pushboats and other vessels acquired as part of a business combination or asset acquisition are recorded at fair value on the date of acquisition. All other barges, pushboats and other vessels acquired are stated at cost, which consists of the contract price, capitalized interest and any material expenses incurred upon acquisition (improvements and delivery expenses). Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the assets. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of the sale or retirement and any gain or loss is included in the accompanying consolidated statements of operations.

Interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. Capitalized interest for the year ended December 31, 2011 amounted to $312 ($1,758 in 2010 and $2,409 in 2009).

Expenditures for routine maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight-line method over the useful life of the assets, after considering the estimated residual value. Management estimates the useful life of the majority of the Company's vessels to be between 15 and 40 years from the asset's original construction or acquisition with the exception of certain product tankers for which their useful life was estimated to be 44 to 45 years. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective. An increase in the useful life of a vessel or in its residual value would have the effect of decreasing the annual depreciation charge and extending it into later periods. A decrease in the useful life of a vessel or in its residual value would have the effect of increasing the annual depreciation charge. The Company capitalizes interest on long-term construction projects. Additional information is given in Note 22.

(i) Port Terminals and Other Fixed Assets, net:

Port terminals and other fixed assets acquired as part of a business combination are recorded at fair value on the date of acquisition. All other port terminals and other fixed assets are stated at cost and are depreciated utilizing the straight-line method at rates equivalent to their average estimated economic useful lives. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying consolidated statements of operations.

Useful lives of the assets are:
Dry port terminal	5 to 40 years
Oil storage, plant and port facilities for liquid cargoes	5 to 20 years
Other fixed assets	5 to 10 years

(j) Impairment of Long-Lived Assets:

Vessels, other fixed assets and other long-lived assets held and used by Navios Logistics are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. In accordance with accounting for long-lived assets, management determines projected undiscounted cash flows for each asset group and compares it to its carrying amount. In the event that projected undiscounted cash flows for an asset group is less than its carrying amount, then management reviews fair values and compares them to the asset's carrying amount. In the event that impairment occurs, an impairment charge is recognized by comparing the asset's carrying amount to its fair value. For the purposes of assessing impairment, long lived-assets are grouped at the lowest levels for which there are separately identifiable cash flows.

For the year ended December 31, 2011, the management of Navios Logistics after considering various indicators, including but not limited to the market price of its long-lived assets, its contracted revenues and cash flows and the economic outlook, concluded that no impairment test should be performed on the long-lived assets.

Although management believes the underlying indicators supporting this assessment are reasonable, if charter rate trends and the length of the current market downturn occur, management may be required to perform impairment analysis in the future that could expose Navios Logistics to material charges in the future.

No impairment loss was recognized for any of the periods presented.

(k) Deferred Drydock and Special Survey Costs:

The Company's vessels are subject to regularly scheduled drydocking and special surveys that are carried out every five years for oceangoing vessels and every seven years for pushboats and barges, to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained under certain conditions. The costs of drydocking and special surveys is deferred and amortized over the above mentioned periods or to the next drydocking or special survey date if such has been determined. Unamortized drydocking or special survey costs of vessels sold are charged against income in the year the vessel is sold. Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard, spare parts, paints, lubricants and fuel, labour and services incurred solely during the drydocking or special survey period.  For each of the years ended December 31, 2011, 2010 and 2009, the amortization expense was $718, $394 and $270, respectively and the payments for drydocking and special survey were $5,546, $762 and $510, respectively. Accumulated amortization as of December 31, 2011 and 2010 amounted to $1,452 and $754, respectively.

(l) Deferred Financing Costs:

Deferred financing costs include fees, commissions and legal expenses associated with obtaining or modifying loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method, and are included in interest expense. Amortization expense for each of the years ended December 31, 2011, 2010 and 2009 was $1,185, $365 and $284, respectively.

(m) Goodwill and Other Intangibles:

(i) Goodwill:  Goodwill is tested for impairment at the reporting unit level at least annually and written down with a charge to operations if its carrying amount exceeds the estimated implied fair value.

The Company evaluates impairment of goodwill using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on discounted cash flow analysis and believes that the discounted cash flow analysis is the best indicator of fair value for its individual reporting units.

The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, using judgments and assumptions that management believes were appropriate in the circumstances. The significant factors and assumptions the Company used in its discounted cash flow analysis included: EBITDA, the discount rate used to calculate the present value of future cash flows and future capital expenditures.  EBITDA assumptions included revenue assumptions, general and administrative expense growth assumptions, and direct vessel expenses growth assumptions. The future cash flows from operations were determined principally by combining revenues from existing contracts and estimated revenues based on the historical performance of each segment, including utilization rates and actual storage capacity.

If the fair value of a reporting unit exceeds the carrying amount, no impairment exists. If the carrying amount of the reporting unit exceeds the fair value, then the Company must perform the second step to determine the implied fair value of the reporting unit's goodwill and compare it with its carrying amount. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all the assets and liabilities of that reporting unit, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price. If the carrying amount of the goodwill exceeds the implied fair value, then goodwill impairment is recognized by writing the goodwill down to its implied fair value.

No impairment loss was recognized for any of the periods presented.

(ii) Intangibles Other Than Goodwill:  Navios Logistics' intangible assets and liabilities consist of favorable lease terms, unfavorable lease terms, customer relationships, trade name, port terminal operating rights, backlog assets and favorable construction options.

Intangible assets resulting from acquisitions accounted for using the purchase method of accounting are recorded at fair value as estimated based on market information, “relief from royalty” method or discounted cash flows.

The fair value of the trade name was determined based on the “relief from royalty” method which values the trade name based on the estimated amount that a company would have to pay in an arm's length transaction in order to use that trade name. Other intangibles that are being amortized, such as the amortizable portion of favorable leases, port terminal operating rights, customers relationships and backlog assets, would be considered impaired if their fair market value could not be recovered from the future undiscounted cash flows associated with the asset. Vessel purchase options, which are included in favorable lease terms, are not amortized and would be considered impaired if the carrying value of an option, when added to the option price of the vessel, exceeded the fair value of the vessel.

The fair value of customer relationships was determined based on the “excess earnings” method, which relies upon the future cash flow generating ability of the asset. The asset is amortized under the straight line method over 20 years.

When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires us to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of our vessels and our weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on our financial position and results of operations.

The amortizable value of favorable and unfavorable leases is amortized over the remaining life of the lease term and the amortization expense is included in the statement of operations in the “Amortization of intangible assets and liabilities, net” line item.

The amortizable value of favorable leases would be considered impaired if its fair market value could not be recovered from the future undiscounted cash flows associated with the primary asset. As of December 31, 2011, there is no impairment of intangible assets.

Amortizable intangible assets are amortized under the straight-line method according to the following weighted average amortization periods:

Intangible Assets/Liabilities	Years
Trade name	10
Favorable lease terms	2 to 5
Unfavorable lease terms	2
Port terminal operating rights	20 to 25
Customers relationships	20
Backlog asset-port terminal	3.6

(n) Foreign Currency Translation:

The Company's and its subsidiaries' functional currency and reporting currency is the U.S. dollar. Therefore, the financial statements of the foreign operations are translated using the exchange rate at the balance sheet date except for property and equipment and equity, which are translated at historical rates. The Company's subsidiaries in Uruguay, Argentina, Brazil and Paraguay transact part of their operations in Uruguayan pesos, Argentinean pesos, Brazilian reals and Paraguayan guaranies. However, all of the subsidiaries' primary cash flows are U.S. dollar-denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the consolidated statement of operations.

The foreign currency exchange (loss)/gain recognized in the consolidated statement of operations for each of the years ended December 31, 2011, 2010 and 2009 were $(645), $(3) and $378, respectively.

(o) Provisions for contingencies losses:

The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisers, will provide for a contingent loss in the financial statements if the contingency loss is probable at the date of the financial statements and the amount of the loss can be reasonably estimated. If the Company has determined that the reasonable estimate of the probable loss is a range and there is no best estimate within the range, the Company will accrue the lower amount of the range. For probable losses accrued any reasonably possible loss in excess of amounts accrued are disclosed. See Note 15, “Commitments and Contingencies” for further discussion.

(p) Segment Reporting:

Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. Based on the Company's methods of internal reporting and management structure, the Company has three reportable segments: Port Terminal Business, Cabotage Business and Barge Business. See Note 23 for details.

(q) Revenue and Expense Recognition:

Revenue is recorded when (i) services are rendered, (ii) the Company has signed a charter agreement or other evidence of an arrangement, (iii) the price is fixed or determinable, and (iv) collection is reasonably assured. The Company generates revenue from time charters, bareboat charters, contracts of affreightment/voyage contracts, demurrages and contracts covering dry or liquid port terminal operations.

Revenue from time chartering and bareboat chartering is earned and recognized on a daily basis as the service is delivered. Revenue from contracts of affreightment/voyage contracts is recognized based upon the percentage of voyage completion. A voyage is deemed to commence upon the departure of the barge after discharge under the previous voyage and is deemed to end upon the completion of discharge under the current voyage. The percentage of voyage completion is based on the days traveled as of the balance sheet date divided by the total days expected for the voyage. The position of the barge at the balance sheet date is determined by the accrued days over the total voyage of the pushboat having the barge in tow. Revenue arising from contracts that provide our customers with continuous access to convoy capacity is recognized ratably over the period of the contracts.

Demurrage income represents payments made by the charterer to the vessel owner when loading or discharging time exceeds the stipulated time in the voyage charter and is recognized as it is earned.

Deferred revenue primarily relates to cash received from clients in either of the Company's businesses prior to it being earned. These amounts are recognized as revenue over the period that the service is rendered.

Revenues from dry port terminal operations consist of an agreed flat fee per ton and cover the services performed to unload barges (or trucks), transfer the product into the silos for temporary storage and then loading the oceangoing vessels. Revenues are recognized upon completion of loading of the oceangoing vessels. Additionally, fees are charged for vessel dockage and for storage time in excess of contractually specified terms. Dockage revenues are recognized ratably up to completion of loading. Storage fees are assessed and recognized when the product remains in the silo storage beyond the contractually agreed time allowed. Storage fee revenue is recognized ratably over the storage period and ends when the product is loaded onto the oceangoing vessel.

      Revenues from liquid port terminal operations consist mainly of sales of petroleum products in the Paraguayan market. Additionally, revenues consist of an agreed flat fee per cubic meter to cover the services performed to unload barges, transfer the products into the tanks for temporary storage and then loading the trucks. Revenues are recognized upon completion of loading the trucks. Additionally, fees are charged for storage time in excess of contractually specified terms. Storage fee revenue is recognized ratably over the storage period and ends when the product is loaded onto the trucks.

Time Charter, Voyage and Port Terminal Expenses:

Time charter and voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid, bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions.

Direct Vessel Expenses:

Direct vessel expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, victualling costs, dockage expenses, insurance, stores and lubricants and miscellaneous expenses such as communications.

(r) Financial Instruments:

Financial instruments carried on the balance sheet include cash and cash equivalents, restricted cash, trade receivables and payables, other receivables, long-term debt and other liabilities. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant accounting policy description of each item, or included below as applicable.

Financial risk management:  The Company's activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk:  The Company closely monitors its exposure to customers and counter-parties for credit risk. Navios Logistics, through its access to Navios Holdings policies and personnel, has policies designed to limit trading to customers and counterparties with an appropriate credit history. Credit risk with respect to accounts receivable is reduced by the Company by rendering services to established international operators. Management believes that no additional credit risk beyond amounts provided for collection losses is inherent in the Company's trade receivables.

Liquidity risk:  Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. The Company monitors cash balances for their working capital needs.

Foreign exchange risk:  Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statement of operations.

(s) Earnings/(losses) per Share:

Basic earnings/(loss) per share are computed by dividing net income/(loss) by the weighted average number of common shares outstanding during the periods presented. There are no dilutive or potentially dilutive securities, accordingly there is no difference basic and diluted net income/(loss) per share.

(t) Income Taxes:

The Company is a Marshall Islands corporation. The Company believes that substantially all of its operations are exempt from income taxes in the Marshall Islands. The Company's subsidiaries are, however, subject to income taxes in some of the countries in which they operate, mainly Argentina, Brazil and Paraguay. The Company's operations in Uruguay are exempt from income taxes. As per the tax laws of the countries in which the Company operates that are subject to income taxes, the provisions for income taxes have been computed on a separate return basis (i.e., the Company does not prepare a consolidated income tax return). All income tax payments are made by the subsidiaries as required by the respective tax laws.

At any point in time, the Company may have tax audits underway at various stages of completion. The Company evaluates the tax positions and establishes liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite the Company's belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law, and closing of statute of limitations. Such adjustments are reflected in the tax provision as appropriate.

The Company has tax years open ranging from 2006 and forward. The Company is generally not able to reliably estimate the ultimate settlement amounts until the close of an audit.

The Company classifies interest and penalties, related to income taxes in the consolidated statement of operations under income taxes.

The asset and liability method is used to account for future income taxes. Under this method, future income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts and the tax bases of assets and liabilities. Future income tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A deferred tax asset is recognized for temporary differences or losses carried forward that will result in deductible amounts in future years. Valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

(u) Other Taxes:

Minimum presumed income tax (MPIT):

Under the tax laws of Argentina, the Company's subsidiaries in that country are subject to a minimum presumed income tax, or MPIT. This tax is supplementary to income tax. The tax is calculated by applying the effective tax rate of 1% on the tax basis of certain assets. The subsidiaries' tax liabilities will be the higher of income tax or MPIT. However, if the MPIT exceeds income tax during any fiscal year, such excess may be computed as a prepayment of any income tax excess over the MPIT that may arise in the next ten fiscal years. The Company recorded as other current assets a total amount of $757 for the year ended December 31, 2011 ($487 in 2010) in relation to MPIT.

Turnover tax:

Under the tax laws of Argentina, the Company's subsidiaries in that country are subject to taxes levied on gross revenues. Rates differ depending on the jurisdiction where revenues are earned for tax purposes. Average rates were approximately 4.2% for the year ended December 31, 2011 (4.3% and 3.3% for 2010 and 2009, respectively). Turnover taxes are recorded as part of taxes other than income tax in the consolidated statement of operations and amounted to $3,276 for the year ended December 31, 2011 ($2,715 in 2010 and $1,500 in 2009).

(v) Dividends:

Dividends are recorded in the Company's consolidated financial statements in the period in which they are declared.

(w) Pension Information:

The Company does not maintain any pension plans. The laws in the different countries in which the Company carries out its operations provide for pension benefits to be paid to retired employees from government pension plans and/or privately-managed pension funds.

(x) Severance Payments:

Under certain laws and labor agreements of the countries in which the Company conducts its operations, the Company is required to make minimum severance payments to its dismissed employees without cause and employees leaving its employment in certain other circumstances. Accrual of severance costs is made if they relate to services already rendered, are related to rights that accumulate or vest, are probable of payment and are reasonably estimable. While the Company expects to make severance payments in the future, it is impossible to estimate the number of employees that will be dismissed without proper cause in the future, if any, and accordingly the Company has not recorded such liability. Instead, severance payments are expensed as incurred.

(y) Accounts Receivable,Net:

The amount shown as accounts receivable, net, at each balance sheet date, includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. The provision for losses on accounts receivable charged to the consolidated  statements of operations for each of the years ended December 31, 2011, 2010 and 2009 amounted to $492, $652 and $1,351, respectively. The increase in amounts charged to expense during the year ended December 31, 2009 resulted principally from an increase in amounts invoiced for demurrages.  Historically, demurrages were not systematically invoiced to clients and, accordingly, these invoices were initially subject to a higher incidence of write-off than other amounts invoiced.

(z) Recent Accounting Pronouncements:

Goodwill Impairment Guidance

In September 2011, the Financial Accounting Standards Board (“FASB”) issued an Update to simplify how public entities test goodwill for impairment. The amendments in the Update permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount on a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely than-not threshold is defined as having a likelihood of more than 50 percent. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted including for annual and interim impairment tests performed as of a date before September 15, 2011, if an entity's financial statements for the most recent annual or interim period have not yet been issued. We will adopt the amendment effective beginning in the first quarter of 2012. The adoption of the new amendments is not expected to have a significant impact on our consolidated financial statements.

Presentation of Comprehensive Income

In June 2011, the FASB issued an update in the presentation of comprehensive income. According to the update an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The statement of other comprehensive income should immediately follow the statement of net income and include the components of other comprehensive income and a total for other comprehensive income, along with a total for comprehensive income. On December 23, 2011, the FASB issued an amendment to the new standard on comprehensive income to defer the requirement to measure and present reclassification adjustments from accumulated other comprehensive income to net income by income statement line item in net income and also in other comprehensive income. The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. Navios Logistics elected to early adopt this amendment and adoption of the new amendment did not have a significant impact on Navios Logistics' consolidated financial statements.
Fair Value Measurement
          In May 2011, the Financial Accounting Standards Board ("FASB") issued amendments to achieve common fair value measurement and disclosure requirements. The new guidance (i) prohibits the grouping of financial instruments for purposes of determining their fair values when the unit of accounting is specified in another guidance, unless the exception provided for portfolios applies and is used; (ii) prohibits the application of a blockage factor in valuing financial instruments with quoted prices in active markets and (iii) extends that prohibition to all fair value measurements. Premiums or discounts related to size as a characteristic of the entity's holding (that is, a blockage factor) instead of as a characteristic of the asset or liability (for example, a control premium), are not permitted. A fair value measurement that is not a Level 1 measurement may include premiums or discounts other than blockage factors when market participants would incorporate the premium or discount into the measurement at the level of the unit of accounting specified in another guidance. The new guidance aligns the fair value measurement of instruments classified within an entity's shareholders' equity with the guidance for liabilities. As a result, an entity should measure the fair value of its own equity instruments from the perspective of a market participant that holds the instruments as assets. The disclosure requirements have been enhanced. The most significant change will require entities, for their recurring Level 3 fair value measurements, to disclose quantitative information about unobservable inputs used, to include a description of the valuation processes used by the entity, and to include a qualitative discussion about the sensitivity of the measurements. In addition, entities must report the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The new guidance is effective for interim and annual periods beginning on or after December 15, 2011, with early adoption prohibited. The new guidance will require prospective application. The adoption of the new standard is not expected to have a significant impact on Navios Logistics' consolidated financial statements.
Fair Value Disclosures
     In January 2010, the Financial Accounting Standards Board ("FASB") issued amended standards requiring additional fair value disclosures. The amended standards require disclosures of transfers in and out of Levels 1 and 2 of the fair value hierarchy, as well as requiring gross basis disclosures for purchases, sales, issuances and settlements within the Level 3 reconciliation. Additionally, the update clarifies the requirement to determine the level of disaggregation for fair value measurement disclosures and to disclose valuation techniques and inputs used for both recurring and nonrecurring fair value measurements in either Level 2 or Level 3. Navios Logistics adopted the new guidance in the first quarter of fiscal year 2010, except for the disclosures related to purchases, sales, issuance and settlements within Level 3, which will be effective for Navios Logistics beginning in the first quarter of fiscal year 2011. The adoption of the new standards did not have and is not expected to have a significant impact on Navios Logistics' consolidated financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACQUISITIONS [Text Block]
NOTE 3: ACQUISITIONS

Acquisition of 51% of Hidronave South American Logistics S.A.

On October 29, 2009, Navios Logistics acquired 51% of the outstanding share capital of Hidronave South American Logistics S.A. (“Hidronave S.A.”) for a cash consideration of $500 and took delivery of the Nazira, a pushboat. The fair value of the asset at the acquisition date was $1,700 and the goodwill arising from the acquisition amounted to $284 and has all been allocated to the Company's Barge Business segment.

None of the goodwill recognized is expected to be deductible for income tax purposes.

The cash contribution for the acquisition of Hidronave S.A. was financed entirely by existing cash.

The following table summarizes the fair values of the assets acquired and liabilities assumed and the allocation of purchase price at the date of acquisition:

Purchase price
Consideration to sellers (cash)	$500
Noncontrolling interest at fair value	480
Purchase price at 100%	980
Fair value of assets and liabilities acquired
Pushboat at fair value	1,700
Deferred taxes	(135)
Cash acquired	131
Long-term loan assumed	(817)
Other liabilities and credits, net	(183)
Total fair value of identifiable assets and liabilities of Hidronave	696
Goodwill	$284

The results of operations for periods prior to the acquisition, both individually and in the aggregate, were not material to the consolidated statements of operations of the Company, and accordingly, pro forma results of operations are not presented.

Release of Escrow Shares

As of December 31, 2009, excluding the remaining contingent consideration still in escrow, Navios Holdings held 65.5% of Navios Logistics' outstanding stock. On June 17, 2010, following the release of $2,500 in cash and the 504 shares remaining in escrow upon the achievement of the EBITDA target threshold, goodwill increased by $13,370, to reflect the changes in minority interests. Navios Holdings currently holds 63.8% of Navios Logistics' outstanding stock. The shares released from escrow on June 17, 2010 related to the Horamar acquisition were valued in the Company's financial statements at $10,870 on the basis of their estimated fair value on the date of the release. The fair value of the escrowed shares was estimated based on a discounted cash flow analysis prepared by the Company, which projected the expected future cash flows for its logistics business and discounted those cash flows at a rate that reflects the business' weighted-average cost of capital. This release of shares and cash from escrow, give rise to an increase in goodwill and in paid-in capital, with the corresponding decrease in cash held in escrow.

The Company used the following key methods and assumptions in the discounted cash flow analysis: (a) projected its free cash flows (EBITDA less capital expenditures and income taxes) for each of the years from 2010 through 2014 on the basis of a compound annual growth rate for revenue of approximately 8.8%; (b) prepared its cash flow projections on the basis of revenue producing assets that were owned by the logistics business as of the date of the analysis; (c) calculated a terminal value for the business by applying a growth factor of 4.9% in perpetuity to projected free cash flow for the last specifically-forecasted year (2014); (d) discounted its projected future cash flows, including the terminal value, using a weighted-average cost of capital of 12.9%; and (e) deducted net debt of the business from the discounted cash flows in arriving at estimated fair value of the logistics business.

Acquisition of Noncontrolling Interests in Joint Ventures

     On July 25, 2011, the Company acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd .Inc. and HS South Inc., in accordance with the terms of certain stock purchase agreements with HS Energy Ltd., an affiliate of Vitol S.A. ("Vitol"). The Company paid a total consideration of $8,500 for such noncontrolling interests ($8,638 including transactions expenses; see also Note 19), and simultaneously paid $53,155 in full and final settlement of all amounts of indebtedness of such joint ventures. The transaction was considered a step acquisition (with control maintained by Navios Logistics) and was accounted for as an equity transaction.

Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
CASH AND CASH EQUIVALENTS [Text Block]
NOTE 4: CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

	December 31, 2011	December 31, 2010
Cash on hand and at banks	$17,519	$26,080
Short-term deposits	23,010	13,124
Total cash and cash equivalents	$40,529	$39,204

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Accounts Receivables, Net	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCOUNTS RECEIVABLE, NET [Text Block]
NOTE 5: ACCOUNTS RECEIVABLE, NET

Accounts receivable consist of the following:

	December 31, 2011	December 31, 2010
Accounts receivable	$33,429	$18,080
Less: Provision for losses on accounts receivables	(1,470)	(978)
Accounts receivable, net	$31,959	$17,102

Changes to the provision for accounts receivables are summarized as follows:

Provision for Losses on Accounts Receivables	Balance at Beginning of Year	Charges to Expenses	Amount Utilized	Acquisition of Subsidiary	Balance at End of Year
Year ended December 31, 2009	$(296)	$(1,351)	$58	$—	$(1,589)
Year ended December 31, 2010	$(1,589)	$(652)	$1,263	$—	$(978)
Year ended December 31, 2011	$(978)	$(492)	$—	$—	$(1,470)

See Note 2(r) for a discussion of credit risk. For the year ended December 31, 2011, three customers accounted for 18.1%, 10.2% and 10.0% of the Company's revenue. For the years ended December 31, 2010 and 2009, one customer accounted for 17.5% and 10.2% of the Company's revenue, respectively.

Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Text Block]
NOTE 6: PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:
	December 31, 2011	December 31, 2010
Supplies	$3,629	$1,689
VAT and other tax credits	1,285	1,203
Insurance claims receivable, net	917	545
Deferred insurance premiums	1,047	958
Prepaid charter-in hire	203	541
Advances to suppliers	57	740
Professional fees	—	844
Other	3,454	1,167
Total prepaid expenses and other current assets	$10,592	$7,687

See note 2(f) for insurance claims receivable.

Vessels, Port Terminals and Other Fixed Assets	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
VESSELS, PORT TERMINAL AND OTHER FIXED ASSETS [Text Block]
NOTE 7: VESSELS, PORT TERMINALS AND OTHER FIXED ASSETS, NET

Vessels, port terminals and other fixed assets, net consist of the following:

Dry Port Terminal	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2008	$31,868	$(3,059)	$28,809
Additions	2,958	(987)	1,971
Balance December 31, 2009	$34,826	$(4,046)	$30,780
Additions	4,675	(1,048)	3,627
Balance December 31, 2010	$39,501	$(5,094)	$34,407
Additions	8,577	(1,222)	7,355
Disposals	(152)	103	(49)
Balance December 31, 2011	$47,926	$(6,213)	$41,713

Oil Storage Plant and Port Facilities for Liquid Cargoes	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2008	$12,557	$(820)	$11,737
Additions	87	(1,257)	(1,170)
Transfers from tankers vessels, barges and pushboats	12,659	(437)	12,222
Balance December 31, 2009	$25,303	$(2,514)	$22,789
Additions	454	(1,423)	(969)
Balance December 31, 2010	$25,757	$(3,937)	$21,820
Additions	653	(1,316)	(663)
Balance December 31, 2011	$26,410	$(5,253)	$21,157

Tanker Vessels, Barges and Pushboats	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2008	$200,655	$(12,864)	$187,791
Additions	29,129	(15,574)	13,555
Acquisition of subsidiary (Hidronave, see Note 3)	1,700	—	1,700
Transfers to oil storage plant and port facilities for liquid cargoes	(12,659)	437	(12,222)
Disposals	(392)	250	(142)
Balance December 31, 2009	$218,433	$(27,751)	$190,682
Additions	60,471	(14,933)	45,538
Disposals	(67)	47	(20)
Balance December 31, 2010	$278,837	$(42,637)	$236,200
Additions	62,153	(15,380)	46,773
Balance December 31, 2011	$340,990	$(58,017)	$282,973

Other Fixed Assets	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2008	$2,607	$(153)	$2,454
Additions	505	(202)	303
Disposals	(322)	193	(129)
Balance December 31, 2009	$2,790	$(162)	$2,628
Additions	1,443	(325)	1,118
Disposals	(94)	54	(40)
Balance December 31, 2010	$4,139	$(433)	$3,706
Additions	801	(262)	539
Balance December 31, 2011	$4,940	$(695)	$4,245

Total	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2008	$247,687	$(16,896)	$230,791
Additions	32,679	(18,020)	14,659
Acquisition of subsidiary (Hidronave, see Note 3)	1,700	—	1,700
Disposals	(714)	443	(271)
Balance December 31, 2009	$281,352	$(34,473)	$246,879
Additions	67,043	(17,729)	49,314
Disposals	(161)	101	(60)
Balance December 31, 2010	$348,234	$(52,101)	$296,133
Additions	72,184	(18,180)	54,004
Disposals	(152)	103	(49)
Balance December 31, 2011	$420,266	$(70,178)	$350,088

As indicated in Note 10, certain assets of the Company have been pledged as collateral for loan facilities. As of December 31, 2011 and 2010, the net book value of such assets was $1,203 and $45,568, respectively.

During the first quarter of 2010, Navios Logistics began the construction of a grain drying and conditioning facility at its dry port facility in Nueva Palmira, Uruguay. The facility, which has been operational since May 16, 2011, has been financed entirely with funds provided by Navios Logistics' dry port operations. For the construction of the facility, Navios Logistics paid $848 during the year ended December 31, 2011 and $3,043 during the year ended December 31, 2010.

In June 2009 and February 2010, the Company took delivery of two product tankers, the Makenita H and the Sara H, respectively. The purchase price of the vessels (including direct costs) amounted to approximately $25,207 and $17,981, respectively (see Note 10).

In June 2010, Navios Logistics entered into long-term bareboat agreements for two new product tankers, the Stavroula and the San San H, each with a capacity of 16,871 dwt. The San San H and the Stavroula were delivered in June and July 2010, respectively. Both tankers are chartered-in for a two-year period, and Navios Logistics has the obligation to purchase the vessels immediately upon the expiration of their respective charter periods. The purchase price of the vessels (including direct costs) amounted to approximately $19,643 and $17,904, respectively. As of December 31, 2011, the obligations for these vessels were accounted for as capital leases and the lease payments during 2011 for both vessels were $1,040 (2010: $1,771).
During 2011, Navios Logistics used a portion of the proceeds from the Senior Notes to pay $10,819 for the acquisition of two pushboats named William Hank and Lonny Fugate and another $6,360 for the acquisition of a pushboat named WW Dyer. Additionally, Navios Logistics used a portion of such proceeds to pay $19,836 for the acquisition of 66 dry barges, $17,635 relating to transportation and other related costs associated with the acquired pushboats and barges, and $4,304 for the acquisition of a floating drydock facility.
Additionally, during 2011, Navios Logistics performed some improvements relating to its vessels, the Malva H, the Estefania H and the San San H (formerly known as the Jiujiang), amounting to $44, $611 and $1,070, respectively.
           Following the acquisition of two pieces of land for $987 in 2010, in September 2011, Navios Logistics paid a total of $389 for the acquisition of a third piece of land. All of these pieces of land are located at the south of the Nueva Palmira Free Zone and were acquired as part of a project to develop a new transshipment facility for mineral ores and liquid bulks.
           During 2011, Navios Logistics commenced also the construction of a new silo at its dry port facility in Nueva Palmira, Uruguay. The silo has been operational since April 2012. As of December 31, 2011, Navios Logistics had paid $6,363 for the silo construction.

The following is an analysis of the leased property under capital leases:
Vessels	December 31, 2011
San San H and Stavroula	$37,477
Less: Accumulated amortization	(905)
Net book value	$36,572

Future minimum lease payments under capital lease together with the present value of the future minimum lease payments as of December 31, 2011, are as follows:

Payment Due by Period	December 31, 2011
2012	$31,905
Total future minimum lease payments (1)	31,905
Less: amount representing interest (2)	(684)
Present value of future minimum lease payments (3)	$31,221
(1)	There are no minimum sublease rentals to be reduced by minimum payments.

(2)	Amount necessary to reduce net minimum lease payments to present value calculated at the Company's incremental borrowing rate at the inception of the lease.

(3)	Reflected in the balance sheet as current obligations under capital leases of $31,221.

Intangible Assets Other Than Goodwill	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INTANGIBLE ASSETS OTHER THAN GOODWILL [Text Block]
NOTE 8: INTANGIBLE ASSETS OTHER THAN GOODWILL

Intangible assets as of December 31, 2011 and 2010 consist of the following:

December 31, 2011	Acquisition Cost	Accumulated Amortization	Disposal/Transfer to Vessel Cost	Net Book Value December 31, 2011
Trade name	$10,420	$(4,168)	$—	$6,252
Port terminal operating rights	34,060	(5,533)	—	28,527
Customer relationships	36,120	(7,728)	—	28,392
Favorable lease terms	3,780	(3,088)	—	692
Total intangible assets	$84,380	$(20,517)	$—	$63,863

December 31, 2010	Acquisition Cost	Accumulated Amortization	Disposal/Transfer to Vessel Cost	Net Book Value December 31, 2010
Trade name	$10,420	$(3,126)	$—	$7,294
Port terminal operating rights	34,060	(4,605)	—	29,455
Customer relationships	36,120	(5,954)	—	30,166
Favorable construction contracts (*)	7,600	—	(7,600)	—
Favorable lease terms	3,780	(2,396)	—	1,384
Total intangible assets	$91,980	$(16,081)	$(7,600)	$68,299

(*)
This amount is not amortized. When the vessel was delivered, the amount was capitalized as part of the cost of the vessel and then depreciated over the remaining useful life of the vessel. Following the delivery of the tanker vessels the Sara H and the  Makenita H, $4,400 as of December 31, 2010 and $3,200 as of December 31, 2009, respectively, have been transferred to the cost of each vessel.

Amortization expense, net for each of the years ended December 31, 2011, 2010 and 2009, amounted to $4,436, $4,486 and $3,111, respectively.

The aggregate amortization of acquired intangibles will be as follows:

Description	Within One Year	Year Two	Year Three	Year Four	Year Five	Thereafter	Total
Trade name	$1,042	$1,042	$1,042	$1,042	$1,042	$1,042	$6,252
Port terminal operating rights	927	927	927	927	927	23,892	28,527
Customer relationships	1,775	1,775	1,775	1,775	1,775	19,517	28,392
Favorable lease terms	692	—	—	—	—	—	692
Total	$4,436	$3,744	$3,744	$3,744	$3,744	$44,451	$63,863

Accounts Payables and Accrued Expenses	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES [Text Block]
NOTE 9: ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable consist of the following:

	December 31, 2011	December 31, 2010
Trade payable	$21,356	$21,064
Rent payable	1,602	1,205
Professional fees payable	253	322
Total accounts payable	$23,211	$22,591

Accrued expenses consist on the following:

	December 31, 2011	December 31, 2010
Accrued salaries	$6,445	$5,228
Taxes payable	4,347	2,709
Accrued fees	328	731
Accrued interest	153	81
Accrued bond coupon………………………………………………………………………………	3,855	—
Other	589	862
Total accrued expenses	$15,717	$9,611

Borrowings	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
BORROWINGS [Text Block]
NOTE 10: BORROWINGS

Borrowings consist of the following:

	December 31, 2011	December 31, 2010
Senior Notes	$200,000	$—
Marfin Loan	—	70,000
Loan for Malva H	—	6,645
Loan for Estefania H	—	14,405
Loan for Makenita H	—	21,093
Loan for Sara H	—	14,087
Loan for Nazira	668	735
Loan for Formosa, San Lorenzo	—	457
Total borrowings	200,668	127,422
Less: current portion	(69)	(10,171)
Total long-term borrowings	$200,599	$117,251

Senior Notes

           On April 12, 2011, Navios Logistics and its wholly-owned subsidiary Navios Logistics Finance (US) Inc. ("Logistics Finance" and, together with the Company, the "Co-Issuers") issued $200,000 in Senior Notes (the "Senior Notes") due on April 15, 2019 at a fixed rate of 9.25%. The Senior Notes are fully and unconditionally guaranteed, jointly and severally, by all of Navios Logistics' direct and indirect subsidiaries except for Hidronave South American Logistics S.A. and Logistics Finance. The subsidiary guarantees are "full and unconditional," as those terms are used in Regulation S-X Rule 3-10, except that the indenture provides for an individual subsidiary's guarantee to be automatically released in certain customary circumstances, such as in connection with a sale or other disposition of all or substantially all of the assets of the subsidiary, in connection with the sale of a majority of the capital stock of the subsidiary, if the subsidiary is designated as an “unrestricted subsidiary” in accordance with the indenture, upon liquidation or dissolution of the subsidiary or upon legal or covenant defeasance or satisfaction and discharge of the Senior Notes.

The Co-Issuers have the option to redeem the notes in whole or in part, at their option, at any time (i) before April 15, 2014, at a redemption price equal to 100% of the principal amount plus the applicable make-whole premium plus accrued and unpaid interest, if any, to the redemption date and (ii) on or after April 15, 2014, at a fixed price of 106.938%, which price declines ratably until it reaches par in 2017. At any time before April 15, 2014, the Co-Issuers may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net proceeds of an equity offering at 109.25% of the principal amount of the notes, plus accrued and unpaid interest, if any, to the redemption date so long as at least 65% of the originally issued aggregate principal amount of the notes remains outstanding after such redemption. In addition, upon the occurrence of certain change of control events, the holders of the Senior Notes will have the right to require the Co-Issuers to repurchase some or all of the notes at 101% of their face amount, plus accrued and unpaid interest to the repurchase date.
     Under a registration rights agreement, the Co-Issuers and the subsidiary guarantors were obliged to file a registration statement prior to January 7, 2012, that enables the holders of the Senior Notes to exchange the privately placed notes with publicly registered ones with identical terms. Pursuant to this registration rights agreement, the Co-Issuers and the subsidiary guarantors filed a registration statement on November 11, 2011 that was declared effective on February 17, 2012. The exchange offer of the privately placed notes with publicly registered notes with identical terms expired on March 23, 2012 and was completed on March 27, 2012, with an aggregate amount of $191,622 in principal amount, or 95.81% of the privately placed notes tendered for exchange.       The Senior Notes contain covenants which, among other things, limit the incurrence of additional indebtedness, issuance of certain preferred stock, the payment of dividends in excess of 6% per annum of the net proceeds received by or contributed to the Company in or from any public offering, redemption or repurchase of capital stock or making restricted payments and investments, creation of certain liens, transfer or sale of assets, entering in transactions with affiliates, merging or consolidating or selling all or substantially all of Navios Logistics' properties and assets and creation or designation of restricted subsidiaries.
     The net proceeds from the Senior Notes were $193,207 after deducting fees and estimated expenses relating to the offering. The net proceeds from the Senior Notes have been used to (i) repay existing indebtedness, including any indebtedness of Navios Logistics' non-wholly owned subsidiaries excluding Hidronave South American Logistics S.A. ("non-wholly owned subsidiaries"), (ii) purchase barges and pushboats and (iii) to the extent there are remaining proceeds after the uses in (i) and (ii), for general corporate purposes. As of December 31, 2011 deferred financing cost and interest expense associated with the Senior Notes amounted to $6,399 and $13,048, respectively.

Marfin Facility
     On March 31, 2008, the Company entered into a $70,000 loan facility for the purpose of providing Nauticler S.A. with investment capital to be used in connection with one or more investment projects. In March 2009, the Company transferred its loan facility of $70,000 to Marfin Popular Bank Public Co. Ltd. The loan provided for an additional one year extension and increase of the margin to 275 basis points. On March 23, 2010, the loan was extended for one additional year, providing an increase of the margin to 300 basis points. On March 29, 2011, Marfin Popular Bank committed to amend its current loan agreement with Nauticler S.A., to provide for a $40,000 revolving credit facility. On April 12, 2011, following the completion of the sale of the Senior Notes by the Co-Issuers, Navios Logistics fully repaid the $70,000 loan facility with Marfin Popular Bank using a portion of the proceeds of the Senior Notes. As of December 31, 2011, the loan documentation for the $40,000 revolving credit facility had not been completed and the facility had not been drawn. On March 20, 2012, Marfin Popular Bank Co. Ltd. and Nauticler S.A finalized the documentation of the $40,000 revolving credit facility for working and investing capital purposes. The loan bears interest based on a margin of 300 basis points and the obligations will be secured by mortgages on four tanker vessels or alternative security over the assets acceptable to the bank. The commitment requires that we are in compliance with the covenants contained in the indenture governing the Senior Notes.  The loan is initially repayable 12 months after drawdown with extension options available.

Other Indebtedness
     In connection with the acquisition of Horamar, Navios Logistics had assumed a $9,500 loan facility that was entered into by its majority owned subsidiary, HS Shipping Ltd. Inc. in 2006, in order to finance the construction of a 8,974 dwt double-hull tanker, the Malva H. After the vessel's delivery, the interest rate has been LIBOR plus 150 basis points. The loan was repayable in installments of at least 90% of the amount of the last hire payment due by Horamar to be paid to HS Shipping Ltd. Inc. The loan was repayable by December 31, 2011 and could have been prepaid before such date, upon two days written notice. The loan also required compliance with certain covenants.
This loan was repaid in full on July 25, 2011 using a portion of the proceeds from the Senior Notes.
     Navios Logistics assumed a $2,286 loan facility that was entered into, by its majority owned subsidiary, Thalassa Energy S.A., in October 2007 to finance the purchase of two self-propelled barges, the Formosa and the San Lorenzo. The loan bears interest at LIBOR plus 150 basis points. The loan was repayable in five equal installments of $457, which were made in November 2008, June 2009, January 2010, August 2010, and March 2011. The loan was secured by a first priority mortgage over the two self-propelled barges. As of December 31, 2011, the loan was repaid in full.
     On September 4, 2009, Navios Logistics entered into a loan facility in order to finance the acquisition cost of the Estefania H for an amount of up to $18,710 that bears interest at LIBOR plus 225 basis points. The loan was repayable in installments of at least the higher of (a) 90% of the amount of the last hire payment due to HS Navigation Inc. prior to the repayment date; and (b) $250, inclusive of any interest accrued in relation to the loan at that time. The loan was repayable by May 15, 2016 and could have been prepaid before such date with two days written notice. The loan also required compliance with certain covenants. As of December 31, 2010, the amount outstanding under this facility was $14,405. This loan was repaid in full on July 25, 2011 using a portion of the proceeds from the Senior Notes.
     On December 15, 2009, in order to finance the acquisition cost of the Makenita H, Navios Logistics entered into a loan facility for $24,000, which bore interest at LIBOR plus 225 basis points. The loan was repayable in installments of at least the higher of (a) 90% of the amount of the last hire payment due to HS Tankers Inc. prior to the repayment date; and (b) $250, inclusive of any interest accrued in relation to the loan at that time. The loan was repayable by March 24, 2016 and could have been prepaid before such date with two days written notice. The loan also required compliance with certain covenants. As of December 31, 2010, the amount outstanding under this facility was $21,093. This loan was repaid in full on July 25, 2011 using a portion of the proceeds from the Senior Notes.
     On December 20, 2010, in order to finance the acquisition cost of the Sara H, Navios Logistics entered into a loan facility for $14,385, which bore interest at LIBOR plus 225 basis points. The loan was repayable in installments of at least the higher of (a) 90% of the amount of the last hire payment due to HS South Inc. prior to the repayment date; and (b) $250, inclusive of any interest accrued in relation to the loan at that time. The loan was repayable by May 24, 2016 and could have been prepaid before such date with two days written notice. The loan also required compliance with certain covenants. This loan was repaid in full on July 25, 2011 using a portion of the proceeds from the Senior Notes.

In connection with the acquisition of Hidronave S.A. in October 29, 2009, the Company assumed an $817 loan facility that was entered into by Hidronave S.A. prior to the repayment date in 2001, in order to finance the construction of the pushboat Nazira. As of December 31, 2011, the outstanding loan balance was $668 ($735 in 2010). The loan facility bears interest at a fixed rate of 600 basis points. The loan is repayable in monthly installments of $6 each and the final repayment must occur prior to August 10, 2021. The loan also requires compliance with certain covenants.

In connection with the loans, the Company is subject to certain covenants and commitments and certain of its assets are restricted as collateral. The Company was in compliance with all the covenants for the years ended December 31, 2011 and 2010.

The maturity table below reflects future capital payments of the long-term debt outstanding as of December 31, 2011, for the next five years and thereafter.

Year	Amount in thousands of U.S. dollars
2012 ……………	$69
2013 ……………	69
2014 ……………	69
2015 ……………	69
2016 ……………	69
2017 and thereafter ……………	200,323
Total ……………	$200,668

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS [Text Block]
NOTE 11: FAIR VALUE OF FINANCIAL INSTRUMENTS

Disclosures about fair value of financial instruments

Financial instruments include such items as to cash and cash equivalents and accounts receivable and other instruments. See Note 5 for details of concentration of credit risk.

Fair value estimates are made as of a specific point in time based on the characteristics of the financial instruments and the relevant market information. Quoted market prices are used when available. In other cases, fair values are based on estimates using other valuation techniques, such as discounting estimated future cash flows using a rate commensurate with the risks involved or other acceptable methods. These techniques involve uncertainties and are significantly affected by the assumptions used and the judgments made regarding risk characteristics of various financial instruments, prepayments, discount rates, and estimates of future cash flows, future expected loss experience, and other factors. Changes in assumptions could significantly affect these estimates. Also, because of differences in methodologies and assumptions used to estimate fair value, the Company's fair values should not be compared to those of other companies.

Fair value estimates are based on existing financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. Accordingly, the aggregate fair value amount presented does not represent the underlying value of the Company. For certain assets and liabilities, the information required is supplemental with additional information relevant to an understanding of the fair value.
     The following methods and assumptions were used to estimate the fair value of each class of financial instrument:
     Cash and cash equivalents: The carrying amounts reported in the consolidated balance sheets for interest bearing deposits approximate their fair value because of the short maturity of these investments.
     Restricted cash: The carrying amounts reported in the consolidated balance sheets for interest bearing deposits approximate their fair value because of the short maturity of these investments.
     Accounts receivable: Carrying amounts are considered to approximate fair value due to the short-term nature of these accounts receivables and because there were no significant changes in interest rates. All amounts that are assumed to be uncollectible are written off and/or reserved.
     Accounts payable: The carrying amounts of accounts payable reported in the balance sheet approximate their fair value due to the short-term nature of these accounts payable and because there were no significant changes in interest rates.
     Borrowings: The carrying amounts of the floating rate loans approximate their fair value. The Senior Notes are fixed rate borrowings and their fair value was determined based on quoted market prices.
     Capital leases: The capital leases are fixed rate obligations and their carrying amounts approximate their fair value as indicated in the table below.

The estimated fair values of the Company's financial instruments are as follows:

	December 31, 2011		December 31, 2010
	Book Value	Fair Value	Book Value	Fair Value
Cash and cash equivalents	$40,529	$40,529	$39,204	$39,204
Restricted cash	$—	$—	$564	$564
Accounts receivable, net	$31,959	$31,959	$17,102	$17,102
Accounts payable	$(23,211)	$(23,211)	$(22,591)	$(22,591)
Senior notes	$(200,000)	$(158,500)	$—	$—
Capital lease obligations	$(31,221)	$(31,221)	$(32,261)	$(32,261)
Long-term debt, including current portion	$(668)	$(668)	$(127,422)	$(127,422)

Time Charter, Voyage and Port Terminal Expenses	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
TIME CHARTER, VOYAGE AND PORT TERMINAL EXPENSES [Text Block]
NOTE 12: TIME CHARTER, VOYAGE AND PORT TERMINAL EXPENSES

Time charter, voyage and port terminal expenses for the year ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Fuel	$19,550	$17,457	$16,638
Time charter	5,932	5,359	3,743
Ports payroll and related costs	4,060	3,155	2,273
Docking expenses	2,831	2,049	1,689
Maritime and regulatory fees	1,210	1,677	1,026
Towing expenses	3,626	1,457	3,848
Office and general expenses	4,471	4,256	3,211
Total	$41,680	$35,410	$32,428

Direct Vessels Expenses	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
DIRECT VESSEL EXPENSES [Text Block]
NOTE 13: DIRECT VESSEL EXPENSES

Direct vessel expenses for the year ended December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Payroll and related costs	$43,587	$33,550	$25,446
Insurances	2,437	2,441	2,437
Repairs and maintenance	10,128	8,229	3,854
Lubricants	1,054	540	515
Other expenses	6,216	5,662	4,843
Total	$63,422	$50,422	$37,095

General and Administrative Expenses	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
GENERAL AND ADMINISTRATIVE EXPENSES [Text block]
NOTE 14: GENERAL AND ADMINISTRATIVE EXPENSES

General and administrative expenses at December 31, 2011, 2010 and 2009 were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Payroll and related costs	$7,211	$4,906	$3,745
Professional fees	3,000	3,685	3,081
Other expenses	3,451	3,619	2,289
Total	$13,662	$12,210	$9,115

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
COMMITMENTS AND CONTINGENCIES [Text Block]
NOTE 15: COMMITMENTS AND CONTINGENCIES

In connection with the acquisition of Horamar, the Company recorded liabilities for certain pre-acquisition contingencies amounting to $6,632 ($2,907 relating to VAT-related matters, $1,703 for withholding tax-related matters, $1,511 relating to provisions for claims and others and $511 for income tax-related matters) that were included in the allocation of the purchase price based on their respective fair values.  As it relates to these contingencies, the prior owners of Horamar agreed to indemnify the Company in the event that any of the above contingencies materialize before agreed-upon dates, extending to various dates through January 2020.  As of December 31, 2011, the remaining liability related to these pre-acquisition contingencies amounted to $2,764
($4,674 in 2010; $6,003 in 2009) and was entirely offset by an indemnification asset for the same amount, which was reflected in other non-current assets.

As of December 31, 2010 the Company had issued a guarantee and indemnity letter that guaranteed the performance by Petrolera San Antonio S.A. (Petrosan) of all its obligations to Vitol S.A. (Vitol) up to $4,000. This guarantee expired on August 18, 2011.

On July 19, 2011 and  in consideration of Gunvor S.A. entering into sales of oil or petroleum products with Petrosan, the Company  has undertaken to pay to Gunvor S.A. on first demand any obligations arising directly from the non-fulfillment of said contracts.  The guarantee did not exceed $1,500 and remained in full force and effect until December 31, 2011.

As of March 1, 2012 the Company issued a guarantee and indemnity letter that guaranteed the performance by Petrolera an Antonio S.A. (Petrosan) of all its obligations to Vitol S.A. (Vitol) up to $10,000. This guarantee expires on March 1, 2013.

The Company is subject to legal proceedings, claims and contingencies arising in the ordinary course of business. When such amounts can be estimated and the contingency is probable, management accrues the corresponding liability. While the ultimate outcome of lawsuits or other proceedings against the Company cannot be predicted with certainty, management does not believe the costs of such actions will have a material effect on the Company's consolidated financial position or results of operations.

Income Taxes	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
INCOME TAXES [Text Block]
NOTE 16: INCOME TAXES

As indicated in Note 2(t), the Company is a Marshall Islands corporation. However, the Company is subject to tax in Argentina, Brazil and Paraguay, jurisdictions where certain of its subsidiaries operate. The Company's operations in Panama and Uruguay are not taxed. The corporate income tax rate in Argentina, Brazil and Paraguay is 35%, 34% and 10%, respectively for the year ended December 31, 2011.

The components of income before taxes in consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 are as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Argentina	$(1,722)	$(4,608)	$(2,991)
Paraguay	(3,158)	(3,338)	(6,122)
Uruguay	11,933	15,218	14,981
Panama	(5,641)	2,239	(980)
Others	(1,281)	(1,949)	257
Total Income before income taxes and noncontrolling interest	$236	$7,561	$5,145

Income tax benefit/(expense) is comprised of:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Current	$(376)	$(737)	$(1,580)
Deferred	2,638	1,743	2,956
Total Argentina	$2,262	$1,006	$1,376

Current	$(753)	$(580)	$(486)
Deferred	(1,161)	(490)	764
Total Paraguay	$(1,914)	$(1,070)	$278

Total income tax benefit/(expense)	$348	$(64)	$1,654

A reconciliation between the income tax expense resulting from applying the Marshall Islands, Panamanian or Uruguayan statutory income tax rate and the reported income tax expense has not been presented herein, as it would not provide any additional useful information to the users of these consolidated financial statements, as the Company's net income is subject to neither Marshall Islands, Panama nor Uruguay tax.

A reconciliation between the income tax expense resulting from applying the Brazilian or Paraguayan statutory income tax rate and the reported income tax expense has not been presented herein since these amounts are not material to the consolidated financial statements.

Reconciliation of income tax benefit to taxes calculated based on Argentinean statutory tax rate is as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Income before income taxes and nonconrolling interest	$(1,722)	$(4,608)	$(2,991)
Statutory tax rate	35%	35%	35%
Income before taxes at the statutory tax rate	603	1,613	1,047
Permanent differences	1,659	(607)	329
Income tax benefit of the year	$2,262	$1,006	$1,376

At December 31, 2011, Argentinean subsidiaries had accumulated benefit from tax loss carry-forward (“NOLs”) for a consolidated total of $1,744 ($435 in 2010) that expires mainly in 2015. The use of the NOLs and MPIT will depend upon future taxable income in Argentina.

The components of deferred income taxes included on the balance sheets were as follows:

	December 31, 2011	December 31, 2010
Deferred income tax assets:
Tax loss carry-forward	$920	$435
Other deferred income tax assets	755	485
Total deferred income tax assets	1,675	920
Deferred income tax liabilities:
Intangible assets	(12,360)	(13,546)
Property, plant and equipment, net	(5,513)	(6,239)
Other	(3,430)	(2,240)
Total deferred income tax liabilities	(21,303)	(22,025)
Net deferred income tax liabilities	$(19,628)	$(21,105)

Leases	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
LEASES [Text Block]
NOTE 17: LEASES

Chartered-out:

As of December 31, 2011, the future minimum revenue, net of commissions (where applicable), expected to be earned on non-cancelable time charters, COA's with minimum guaranteed volumes and contracts with minimum guaranteed throughput in the company's ports were as follows :
Amount
2012	$77,096
2013	53,646
2014	35,625
2015	20,781
2016	18,095
2017 and thereafter	—
Total minimum revenue, net of commissions	$205,243

Revenues from time charter are not generally received when a vessel is off-hire, including time required for scheduled maintenance of the vessel.

Chartered-in:

As of December 31, 2011, the Company's future minimum commitments, net of commissions under chartered-in vessels were as follows:

Amount
2012	$5,216
2013	3,253
2014	653
2015	620
2016	465
2017 and thereafter	—
Total	$10,207

For the year ended December 31, 2011, charter hire expense for chartered-in pushboats and barges amounted to $5,910 ($5,359 and $3,743 in 2010 and 2009, respectively).

Office space:

The future minimum commitments under lease obligations for office space are as follows:

Amount
2012	$248
2013	145
2014	110
2015	95
2016	66
2017 and thereafter	197
Total	$861

Rent expense for office space amounted to $211 for the year ended December 31, 2011 ($117 in 2010 and $71 in 2009).

Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
TRANSACTIONS WITH RELATED PARTIES [Text Block]
NOTE 18: TRANSACTIONS WITH RELATED PARTIES

At December 31, 2011 and 2010, the amounts due to affiliate companies were  as follows:
	December 31, 2011	December 31, 2010
Navios Holdings	$2,000	$155

Amounts due to affiliate companies do not accrue interest and do not have a specific due date for their settlement.

Navios Logistics rents barges and pushboats and pays expenses for lodging at a hotel indirectly owned by certain members of the Lopez family. In relation to these transactions, amounts payable to other related parties different from Navios Holdings, amounted to $332 as of December 31, 2011 ($322 in 2010) and rent expense for the year ended December 31, 2011, amounted to $1,945 ($2,155 in 2010 and $2,165 in 2009).

Leases:  On October 2, 2006, Petrovia S.A. and Mercopar SACI, two wholly owned subsidiaries of Navios Logistics, entered into lease agreements with Holdux Maritima Leasing Corp., a Panamanian corporation owned by the estate of Horacio A. Lopez (the father of Claudio Pablo Lopez, Carlos Augusto Lopez and Horacio Enrique Lopez). The lease agreements provide for the leasing of one pushboat and three tank barges. The total annual lease payments were $620. The initial lease agreements expired in October 2011 and have been renewed until October 2016.

On July 1, 2007, Compania Naviera Horamar S.A., a wholly owned subsidiary of Navios Logistics, entered into two lease agreements with Mercotrans S.A. and Mercoparana S.A., two Argentinean corporations owned by the estate of Horacio A. Lopez (the father of Claudio Pablo Lopez, Carlos Augusto Lopez and Horacio Enrique Lopez). The lease agreements provide for the leasing of one pushboat and three tank barges. The total annual lease payments are $1,500 and the lease agreements expire in 2012. The lease agreement with Mercotrans S.A. was terminated on July 20, 2011.

Lodging:  Compania Naviera Horamar S.A., a wholly owned subsidiary of Navios Logistics, obtains lodging services from Empresa Hotelera Argentina S.A./(NH Lancaster) an Argentinean corporation owned by members of the Lopez family, including Claudio Pablo Lopez, Navios Logistics' Chief Executive Officer and Carlos Augusto Lopez, Navios Logistics' Chief Commercial Officer—Shipping Division, each of whom has no controlling interest in those companies. The total annual expense payments were $58 as of December 31, 2011 ($35 in 2010 and $45 in 2009). The Company believes that the terms and provisions of the lodgings are the same as those that would have been agreed with an unrelated third party.

General & administrative expenses: On April 12, 2011, Navios Logistics entered into an administrative services agreement for a term of five years, with Navios Holdings, pursuant to which Navios Holdings provides certain administrative management services to Navios Logistics. Such services include bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. Navios Holdings is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. Total general and administrative fees charged for the year ended December 31, 2011 amounted to $375 ($0 for each of the years ended December 31, 2010 and 2009).

Voyage expenses: Navegacion Guarani S.A, a wholly owned subsidiary of Navios Logistics, obtains bunkers from Dieselcom Transportadora e Revendora de Dieselcombustivel S.A a Brazilian corporation, which is controlled by family members of the noncontrolling shareholder of Hidronave South American Logistics S.A , Michel Chaim. Voyage expenses charged for the year ended December 31, 2011 amounted to $653 ($77 in 2010 and $0 in 2009).

The Company believes that the transactions discussed above were made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties.

Shareholders' Agreement

      Pursuant to a shareholders' agreement (the “Shareholders' Agreement”) entered into in January 2008 in connection with the original combination of the Uruguayan port business and the upriver barge business, Grandall Investments S.A. (an entity owned and controlled by Lopez family members, including Claudio Pablo Lopez, our Chief Executive Officer and Vice Chairman) has certain rights as our shareholders, including certain rights of first offer, rights of first refusal, tag along rights, exit options and veto rights.

        Pursuant to an amendment dated June 17, 2010, when we become subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the shares of our common stock held by Navios Holdings were to convert into shares of Class B Common Stock, with each share of Class B Common Stock entitling its holder to ten votes per share. Navios Holdings has currently waived such conversion provision, following the effectiveness on February 17, 2012 of our registration statement filed in relation to our Senior Notes. If and when the conversion occurs, it will permit Navios Holdings to control our business even if it does not hold a majority economic interest in our company.

Employment Agreements

The Company has executed employment agreements with several of its key employees who are noncontrolling shareholders of the Company. These agreements stipulate, among other things, severance and benefit arrangements in the event of termination. In addition, the agreements include confidentiality provisions and covenants not to compete.

The employment agreements initially expired in December 31, 2009, but renew automatically for successive one-year periods until either party gives 90 days written notice of its intention to terminate the agreement. Generally, the agreements call for a base salary ranging from $280 to $340 per year, annual bonuses and other incentives provided certain performance targets are achieved. Under the agreements, the Company accrued compensation totaling $900 for the year ended December 31, 2011 ($900 in 2010; $900 in 2009).

Share Capital	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SHARE CAPITAL [Text Block]
NOTE 19: SHARE CAPITAL

Common shares and shareholders

On August 4, 2010, the Company has amended its articles of incorporation increasing its authorized share capital to 50,000,000 shares of common stock with a par value of $0.01 per share.

As of December 31, 2011 and 2010, the Company has issued 20,000 shares of common stock, $1.00 par value.

Holders of each share of common stock have one vote for each share held of record on all matters submitted to a vote of shareholders. Dividends on shares of common stock may be declared and paid from funds available to the Company.

The 1,007 shares issued as part of the Horamar Group acquisition were released from escrow to the former shareholders of Horamar upon achievement of the EBITDA target threshold. The 1,007 shares have been reflected as part of the Company's outstanding shares from the date of issuance since these shares have been irrevocably issued on January 1, 2008 with the identity of the ultimate recipient to be determined at a future date. Following the achievement of the EBITDA targets mentioned in Note 1, the shares were delivered to the Horamar Group shareholders, otherwise they would have been delivered to Navios Holdings.
On July 25, 2011, the Navios Logistics acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd .Inc. and HS South Inc., in accordance with the terms of certain stock purchase agreements with HS Energy Ltd., an affiliate of Vitol. The Company paid a total consideration of $8,500 for such noncontrolling interests ($8,638 including transactions expenses), and simultaneously paid $53,155 in full and final settlement of all amounts of indebtedness of such joint ventures under certain loan agreements. Since the Company already consolidated these joint ventures, the transaction was considered a step acquisition (with control maintained by Navios Logistics) and was accounted for as an equity transaction. An amount of $10,850, which is equal to the difference between the carrying value of the noncontrolling interests as of July 25, 2011 ($19,488) and the fair value of the total consideration paid including transaction expenses ($8,638) was recorded in Additional Paid in Capital. As a result, after the consummation of the transaction, the percentage of ownership of the Company in its subsidiaries is the following:

	Percentage of ownership
	After July 25,	Before July 25,
Company Name	2011	2011
Thalassa Energy S.A.	100%	62.50%
HS Tankers Inc	100%	51%
HS Navigation Inc.	100%	51%
HS Shipping Ltd. Inc.	100%	62.50%
HS South Inc.	100%	62.50%

Restrictions on Distribution of Profits	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
RESTRICTIONS ON DISTRIBUTION OF PROFITS [Text block]
NOTE 20: RESTRICTIONS ON DISTRIBUTION OF PROFITS

Under the laws of the countries in which the Company conducts its operations, the Company is subject to certain restrictions on the distribution of profits. Under the laws of Argentina, Brazil, Paraguay and Uruguay, a minimum of 5% of net income for the year calculated in accordance with local generally accepted accounting principles, plus/less previous years adjustments and, if any, considering the absorption of accumulated losses, must be appropriated by resolution of the shareholders to a legal reserve until such reserve reaches 20% of the outstanding capital of those subsidiaries.

The payment of dividends is in the discretion of Navios Logistics' board of directors. The Company has not paid a dividend to date, and anticipates retaining most of its future earnings, if any, for use in its operations and the expansion of its business. Any determination as to dividend policy will be made by the Company's board of directors and will depend on a number of factors, including the provisions of Marshall Islands law, our future earnings, capital requirements, financial condition and future prospects and such other factors as the Company's board of directors may deem relevant. See also Note 10 for restrictions on distribution of dividends under the indenture governing the Senior Notes.

As of December 31, 2010, the Company's ability to pay dividends was restricted by the terms of a loan facility between the Company and Marfin Popular Bank Public Co. Ltd. On April 12, 2011, this loan facility was fully repaid and as a result, any restrictions on the distribution of dividends arising from this facility were cancelled.

As of December 31, 2011, the Company's ability to pay dividends was restricted by the indenture governing the senior notes.

(Losses)/Earnings per Common Share	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
(LOSSES)/EARNINGS PER COMMON SHARE [Text Block]
NOTE 21: (LOSSES)/EARNINGS PER COMMON SHARE

Basic and diluted net (losses)/earnings per share are computed using the weighted-average number of common shares outstanding. The computations of basic and diluted (losses)/earnings per share for each of the years ended December 31, 2011, 2010 and 2009, are as follows:
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net (loss)/income attributable to Navios Logistics' stockholders	$(196)	$5,600	$5,351
Weighted average number of shares, basic and diluted	20,000	20,000	20,000
Net (losses)/earnings per share from continuing operations:
Basic	$(0.0098)	$0.2800	$0.2676
Diluted	$(0.0098)	$0.2800	$0.2676
      At December 31, 2011, 2010 and 2009, the Company had no dilutive or potentially dilutive securities , accordingly there is no difference between basic and diluted net (losses)/earnings per share.

Supplemental Disclosures of Cash Flow Information	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION [Text Block]
NOTE 22: SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest costs incurred during the construction (until the asset is substantially complete and ready for its intended use) are capitalized. Capitalized interest for each of the years ended December 31, 2011, 2010 and 2009 amounted to $312, $1,758 and $2,409, respectively.

During 2009, interest amounting to $4,139 was reclassified as long-term debt ($0 in 2010 and 2011).

During the year ended December 31, 2010, the Company recorded a contributions receivable from noncontrolling shareholders of $1,350 which was settled and off-set by amounts payable to these noncontrolling shareholders.  During the year ended December 31, 2009, noncontrolling shareholders contributed an amount of $2,801, which consisted of $564 received in cash during 2009 and the remaining $2,237 recorded as contributions receivable from noncontrolling shareholders as of December 31, 2009.  During 2010, the $2,237 was settled and off-set by amounts payable to these noncontrolling shareholders.

During the year ended December 31, 2011, the Company accrued the amount of $299 for deferred financing costs related to the amendment of the Marfin loan facility on March 29, 2011.

Segment Information	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SEGMENT INFORMATION [Text Block]
NOTE 23: SEGMENT INFORMATION

Current accounting guidance establishes standards for reporting information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial reports issued to shareholders. Operating segments are components of a company about which separate financial information is available that is regularly evaluated by the chief operating decision makers in deciding how to allocate resources and assess performance. Chief operating decision makers use net income attributable to common stockholders to evaluate operating performance of each segment. The statement also establishes standards for related disclosures about a company's products and services, geographical areas and major customers. The Company has determined that its reportable segments are those that are based on the Company's method of internal reporting. Historically, Navios Logistics had two reportable segments, Logistics Business and Dry Port Terminal Business. Following recent business developments, beginning in 2011, Navios Logistics reports its operations based on three reportable segments: Port Terminal Business, Barge Business and Cabotage Business. The Port Terminal Business includes the dry port terminal operations (previously identified as the Dry Port Terminal Business) and the liquid port terminal operations previously included in the Logistics Business segment. The previously identified Logistics Business segment is further split to form the Barge Business segment and the Cabotage Business segment. The information for the years ended December 31, 2010 and 2009 has been reclassified in accordance with the new reportable segments. The information reported to the chief operating decision maker has been modified in accordance with the change in reportable segments. A general description of each segment follows:

The Port Terminal Business segment:

This segment includes the operating results of Navios Logistics' dry port terminal and liquid port terminal operations.

(i) Dry port terminal operations

Navios Logistics owns and operates the largest independent bulk transfer and storage port terminal in Uruguay based on throughputs. Its dry port terminal is located in an international tax-free trade zone in the port of Nueva Palmira, Uruguay, at the convergence of the Parana and Uruguay rivers. The terminal operates 24 hours per day, seven days per week, and is ideally located to provide its customers, primarily leading international grain and commodity houses, with a convenient and efficient outlet for the transfer and storage of a wide range of commodities originating in the Hidrovia region.

(ii) Liquid port terminal operations

Navios Logistics owns and operates an up-river port terminal with tank storage for refined petroleum products, oil and gas in San Antonio, Paraguay, approximately 17 miles by river from the capital of Asuncion. Its port terminal is one of the largest independent storage facilities for crude and petroleum products in Paraguay based on storage capacity. The port facility serves international operators from Paraguay and Bolivia supplying products that support the growing demand for energy. Because Paraguay is not an oil producing country, its needs for both crude and refined petroleum products are served entirely by imports. The main sources of supply are from Argentina and, to a much lesser extent, Bolivia. The strategic location of the terminal at the center of the Paraguay-Parana waterway has comparative advantages for the provision of services to both southern and northern regions.

The Barge Business segment

Navios Logistics services the Argentine, Bolivian, Brazilian, Paraguayan and Uruguayan river transportation markets through its fleet. Navios Logistics operates different types of pushboats and wet and dry barges for delivering a wide range of dry and liquid products between ports in the Parana, Paraguay and Uruguay River systems in South America (the Hidrovia or the “waterway”). Navios Logistics contracts its vessels either on a time charter basis or on a Contract of Affreightment (“CoA”) basis.

The Cabotage Business segment

Navios Logistics owns and operates oceangoing vessels to support the transportation needs of its customers in the South American coastal trade business. The Company believes it operates the largest in terms of capacity and one of the youngest Argentine cabotage fleets. Its fleet consists of six oceangoing product tanker vessels and two self propelled barges. Navios Logistics contracts its vessels either on a time charter basis or on a CoA basis.

Inter-segment transactions, if any, are accounted for at current market prices. The Company evaluates performance of its segments and allocates resources to them based on net income.

The following table describes the results of operations of the three segments, the Port Terminal Business segment, the Barge Business segment and the Cabotage Business segment for the years ended December 31, 2011, 2010 and 2009:
	Port Terminal Business Segment for the Year Ended December 31, 2011	Cabotage Business Segment for the Year Ended December 31, 2011	Barge Business Segment for the Year Ended December 31, 2011	Total
Time charter, voyage and port terminal revenues	$23,347	$51,228	$91,050	$165,625
Sales of products	69,063	—	—	69,063
Time charter, voyage and port terminal expenses	(8,553)	(1,109)	(32,018)	(41,680)
Direct vessel expenses	—	(31,276)	(32,146)	(63,422)
Cost of products sold	(66,757)	—	—	(66,757)
Depreciation of vessels, port terminals and other fixed assets, net	(2,538)	(4,300)	(11,342)	(18,180)
Amortization of intangible assets and liabilities, net	(927)	—	(3,509)	(4,436)
Amortization of deferred drydock and special survey costs	—	(212)	(506)	(718)
General and administrative expenses	(2,337)	(291)	(11,034)	(13,662)
Provision for losses on accounts receivable	(28)	—	(464)	(492)
Taxes other than income taxes	(193)	(4,861)	(3,880)	(8,934)
Gain on sale of assets	36	—	—	36
Interest expense and finance cost, net	—	(4,344)	(12,730)	(17,074)
Interest income	459	—	384	843
Foreign exchange differences	(182)	—	(463)	(645)
Other income, net	36	—	633	669
Income/(loss) before income taxes and noncontrolling interest	11,426	4,835	(16,025)	236
Income tax (expense)/benefit	(390)	(325)	1,063	348
Net income/(loss)	11,036	4,510	(14,962)	584
Less: Net income attributable to the noncontrolling interest	—	(641)	(139)	(780)
Net income/(loss) attributable to Navios Logistics' stockholders	$11,036	$3,869	$(15,101)	$(196)

NAVIOS SOUTH AMERICAN LOGISTICS INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in thousands of U.S. dollarsexcept share data)
	Port Terminal Business Segment for the Year Ended December 31, 2010	Cabotage Business Segment for the Year Ended December 31, 2010	Barge Business Segment for the Year Ended December 31, 2010	Total
Time charter, voyage and port terminal revenues	$23,374	$37,086	$76,296	$36,756
Sales of products	51,217	—	—	51,217
Time charter, voyage and port terminal expenses	(7,411)	(2,181)	(25,818)	(35,410)
Direct vessel expenses	—	(18,519)	(31,903)	(50,422)
Cost of products sold	(47,073)	—	—	(47,073)
Depreciation of vessels, port terminals and other fixed assets, net	(2,471)	(3,433)	(11,825)	(17,729)
Amortization of intangible assets and liabilities, net	(927)	—	(3,559)	(4,486)
Amortization of deferred drydock and special survey costs	—	(35)	(359)	(394)
General and administrative expenses	(2,088)	(260)	(9,862)	(12,210)
Provision for losses on accounts receivable	—	—	(652)	(652)
Taxes other than income taxes	—	(4,101)	(3,820)	(7,921)
Gain on sale of assets	—	—	52	52
Interest expense and finance cost, net	—	(1,582)	(2,944)	(4,526)
Interest income	257	—	41	298
Foreign exchange differences	(46)	—	43	(3)
Other (expense)/income, net	(37)	—	101	64
Income/(loss) before income taxes and noncontrolling interest	14,795	6,975	(14,209)	7,561
Income tax (expense)/benefit	(61)	(938)	935	(64)
Net income/(loss)	14,734	6,037	(13,274)	7,497
Less: Net income/(loss) attributable to the noncontrolling interest	—	(2,007)	110	(1,897)
Net income/(loss) attributable to Navios Logistics' stockholders	$14,734	$4,030	$(13,164)	$5,600

	Port Terminal Business Segment for the Year Ended December 31, 2009	Cabotage Business Segment for the Year Ended December 31, 2009	Barge Business Segment for the Year Ended December 31, 2009	Total
Time charter, voyage and port terminal revenues	$17,988	$5,830	$68,445	$112,263
Sales of products	26,627	—	—	26,627
Time charter, voyage and port terminal expenses	(5,483)	(957)	(25,988)	(32,428)
Direct vessel expenses	—	(10,998)	(26,097)	(37,095)
Cost of products sold	(24,246)	—	—	(24,246)
Depreciation of vessels, port terminals and other fixed assets, net	(2,244)	(2,806)	(12,970)	(18,020)
Amortization of intangible assets and liabilities, net	(971)	—	(2,140)	(3,111)
Amortization of deferred drydock and special survey costs	—	—	(270)	(270)
General and administrative expenses	(1,559)	(194)	(7,362)	(9,115)
Provision for losses on accounts receivable	—	—	(1,351)	(1,351)
Taxes other than income taxes	—	(2,385)	(2,436)	(4,821)
Gain on sale of assets	—	—	—	—
Interest expense and finance cost, net	—	(1,282)	(2,964)	(4,246)
Interest income	9	—	2	11
Foreign exchange differences	57	—	321	378
Other income, net	257	—	312	569
Income/(loss) before income taxes and noncontrolling interest	10,435	7,208	(12,498)	5,145
Income tax (expense)/benefit	(39)	(858)	2,551	1,654
Net income/(loss)	10,396	6,350	(9,947)	6,799
Less: Net income attributable to the noncontrolling interest	—	1,416)	(32)	(1,448)
Net income/(loss) attributable to Navios Logistics' stockholders	$10,396	$4,934	$(9,979)	$5,351

For the Barge Business segment and for the Cabotage Business segment, the Company's vessels operate on a regional basis and are not restricted to specific locations. Accordingly, it is not possible to allocate the assets of these operations to specific locations. The total net book value of long-lived assets for vessels amounted to $282,973 and $236,200 at December 31, 2011 and 2010, respectively.

All of the assets related to the Port Terminal Business segment are located in Uruguay and in Paraguay. The total net book value of long-lived assets for the Port Terminal Business segment, including constructions in progress, amounted to $62,870 and $56,227 as of December 31, 2011 and 2010, respectively.

In addition, the net book value of intangible assets other than goodwill allocated to the Barge Business segment and to the Cabotage Business segment, collectively, amounted to $35,336 and $38,844 as of December 31, 2011 and 2010, respectively, while the net book value of intangible assets allocated to the Port Terminal segment amounted to $28,527 and $29,455 as of December 31, 2011 and 2010, respectively.

In accordance with ASC 350-20-35-45, goodwill resulting from the acquisitions of Horamar and Hidronave S.A., which had been allocated to the Logistics Business through December 31, 2010, was re-allocated to the three segments by allocating $22,142 to the Port Terminal Business, $40,868 to the Barge Business and $41,086 to the Cabotage Business. All three segments previously comprised a part of the Logistics Business reporting unit on a relative fair value basis.

Other Financial Information	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
OTHER FINANCIAL INFORMATION [Text Block]
NOTE 24: OTHER FINANCIAL INFORMATION

The Company's 9.25% Senior Notes issued on April 15, 2011, are fully and unconditionally guaranteed, jointly and severally, by all of Navios Logistics' direct and indirect subsidiaries except for Hidronave South American Logistics S.A. and Navios Logistics Finance (US) Inc.  The subsidiary guarantees are full and unconditional, as such term is defined by Regulation S-X Rule 3-10, except that the indenture governing the Senior Notes provides for an individual subsidiary's guarantee to be automatically released in certain customary circumstances, such as in connection with a sale or other disposition of all or substantially all of the assets of the subsidiary, in connection with the sale of a majority of the capital stock of the subsidiary, if the subsidiary is designated as an “unrestricted subsidiary” in accordance with the indenture, upon liquidation or dissolution of the subsidiary or upon legal or covenant defeasance or satisfaction and discharge of the Senior Notes. On July 25, 2011, Navios Logistics acquired the noncontrolling interests of its joint ventures Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd., and HS South Inc.  As a result, from July 25, 2011, all subsidiaries, except for the non-guarantor subsidiary, Hidronave South American Logistics S.A., are 100% owned.  These condensed consolidating statements have been prepared on an equity basis as permitted by U.S. GAAP.
	Navios South American	Other	Non
Statement of operations for the year	Logistics Inc.	Guarantor	Guarantor
ended December 31, 2011	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Time charter, voyage and port terminal revenues	$—	$165,573	$3,915	$(3,863)	$165,625
Sales of products	—	69,063	—		69,063
Time charter, voyage and port terminal expenses	—	(43,309)	(2,234)	3,863	(41,680)
Direct vessel expenses	—	(62,808)	(614)	—	(63,422)
Cost of products sold	—	(66,757)	—	—	(66,757)
Depreciation of vessels, port terminals and other fixed assets, net	—	(18,006)	(174)	—	(18,180)
Amortization of intangible assets and liabilities, net	—	(4,436)	—	—	(4,436)
Amortization of deferred drydock and special survey costs	—	(718)	—	—	(718)
General and administrative expenses	(1,904)	(11,000)	(758)	—	(13,662)
Provision for losses on accounts receivable	—	(492)	—	—	(492)
Taxes other than income taxes	—	(8,934)	—	—	(8,934)
Gain on sale of assets	—	36	—	—	36
Interest expense and finance cost, net	(2,504)	(14,506)	(64)	—	(17,074)
Interest income	251	574	18	—	843
Foreign exchange differences	—	(825)	180	—	(645)
Other income, net	—	669	—	—	669
(Loss)/income before equity in net earnings of affiliated companies	(4,157)	4,124	269	—	236
Equity in net earnings/(losses) of affiliated companies and joint ventures	3,961	134	—	(4,095)	—
(Loss)/income before taxes	(196)	4,258	269	(4,095)	236
Income tax benefit	—	344	4	—	348
Net income/(loss)	(196)	4,602	273	(4,095)	584
Less: Net (income)/loss attributable to the noncontrolling interest	—	(641)	(139)	—	(780)
Net (loss)/income attributable to Navios Logistics' stockholders	$(196)	$3,961	$134	$(4,095)	$(196)

	Navios South American	Other	Non
Statement of operations for the year	Logistics Inc.	Guarantor	Guarantor
ended December 31, 2010	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Time charter, voyage and port terminal revenues	$—	$136,618	$2,133	$(1,995)	$136,756
Sales of products	—	51,217	—	—	51,217)
Time charter, voyage and port terminal expenses	—	(36,202)	(1,203)	1,995	(35,410)
Direct vessel expenses	—	(49,991)	(431)	—	(50,422)
Cost of products sold	—	(47,073)	—	—	(47,073)
Depreciation of vessels, port terminals and other fixed assets, net	—	(17,655)	(74)	—	(17,729)
Amortization of intangible assets and liabilities, net	—	(4,486)	—	—	(4,486)
Amortization of deferred drydock and special survey costs	—	(394)	—	—	(394)
General and administrative expenses	(827)	(10,829)	(554)	—	(12,210)
Provision for losses on accounts receivable	—	(652)	—	—	(652)
Taxes other than income taxes	—	(7,921)	—	—	(7,921)
Gain on sale of assets	—	52	—		52
Interest expense and finance cost, net	—	(4,469)	(57)	—	(4,526)
Interest income	—	270	28	—	298
Foreign exchange differences	—	79	(82)	—	(3)
Other income, net	—	64	—	—	64
(Loss)/income before equity in net earnings of affiliated companies	(827)	8,628	(240)	—	7,561
Equity in net earnings/(losses) of affiliated companies and joint ventures	6,427	(126)	—	(6,301)	—
Income/(loss) before taxes	5,600	8,502	(240)	(6,301)	7,561
Income tax (expense)/benefit	—	(68)	4	—	(64)
Net income/(loss)	5,600	8,434	(236)	(6,301)	7,497
Less: Net (income)/loss attributable to the noncontrolling interest	—	(2,007)	110	—	(1,897)
Net income/(loss) attributable to Navios Logistics' stockholders	$5,600	$6,427	$(126)	$(6,301)	$5,600

	Navios South
	American	Other	Non
Statement of operations for the year	Logistcs Inc.	Guarantor	Guarantor
ended December 31, 2009	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Time charter, voyage and port terminal revenues	$—	$112,127	$701	$(565)	$112,263
Sale of products	—	26,627	—	—	26,627
Time charter, voyage and port terminal expenses	—	(32,582)	(411)	565	(32,428)
Direct vessel expenses	—	(36,960)	(135)	—	(37,095)
Cost of products sold	—	(24,246)	—	—	(24,246)
Depreciation of vessels, port terminal and other fixed assets, net	—	(17,990)	(30)	—	(18,020)
Amortization of intangible assets and liabilities, net	—	(3,111)	—	—	(3,111)
Amortization of deferred drydock and special survey costs	—	(270)	—	—	(270)
General and administrative expenses	(536)	(8,435)	(144)	—	(9,115)
Provision for losses on accounts receivable	—	(1,351)	—	—	(1,351)
Taxes other than income taxes	—	(4,821)	—	—	(4,821)
Gain on sale of assets	—	—	—	—	—
Interest expenses and finance cost, net	—	(4,231)	(15)	—	(4,246)
Interest income	—	11	—	—	11
Foreign exchange differences	—	321	57	—	378
Other income, net	—	524	45	—	569
(Loss)/income before equity in net earnings of affiliated companies	(536)	5,613	68	—	5,145
Equity in net earnings/(losses) of affiliated companies and joint ventures	5,887	38	—	(5,925)	—
Income/(loss) before taxes	5,351	5,651	68	(5,925)	5,145
Income tax benefit	—	1,653	1	—	1,654
Net income/(loss)	5,351	7,304	69	(5,925)	6,799
Less: Net income attributable to the noncontrolling interest	—	(1,417)	(31)	—	(1,448)
Net income/(loss) attributable to Navios Logistics' stockholders	$5,351	$5,887	$38	$(5,925)	$5,351

	Navios South American	Other	Non
Balance Sheet as at	Logistics	Guarantor	Guarantor
December 31, 2011	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Current assets
Cash and cash equivalents	$81	$40,111	$337	$—	$40,529
Restricted cash	—	—	—	—	—
Accounts receivable, net	—	31,875	84	—	31,959
Due from affiliate companies	206,936	15,534	1,351	(223,821)	—
Intercompany receivables	12,133	(11,592)	—	(541)	—
Prepaid expenses and other current assets	734	9,820	38	—	9,858
Inventories	—	2,872	—	—	2,872
Total current assets	219,884	88,620	1,810	(224,362)	85,952
Noncurrent assets
Vessels, port terminal and other fixed assets, net	—	348,529	1,559	—	350,088
Investments in affiliates	314,456	679	—	(315,135)	—
Goodwill and other intangible assets	—	167,675	284	—	167,959
Deferred dry dock and special survey costs, net	—	6,869	—	—	6,869
Deferred financing costs and other long term assets	6,399	3,964	3	—	10,366
Total noncurrent assets	320,855	527,716	1,846	(315,135)	535,282
Total assets	540,739	616,336	3,656	(538,497)	621,234

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	—	23,046	165	—	23,211
Due to affiliate companies	15,873	213,041	1,253	(223,821)	6,346
Accrued expenses	4,182	6,963	226	—	11,371
Deferred income	—	4,492	—	—	4,492
Current portion ofcapital lease obligations	—	31,221	—	—	31,221
Current portion of long term debt	—	—	69	—	69
Total current liabilities	20,055	278,764	1,713	(223,821)	76,710
Noncurrent liabilities
Senior Notes	200,000	—	—	—	200,000
Long term debt, net of current portion	—	—	599	—	598
Capital lease obligations, net of current portion	—	—	—	—	—
Other long term liabilities	—	3,072	—	—	3,072
Deferred tax liability	—	19,503	125	—	19,628
Total noncurrent liabilities	200,000	22,576	724	—	223,299
Total liabilities	220,055	301,340	2,437	(223,822)	300,010
STOCKHOLDERS' EQUITY
Total Navios Logistics stockholders' equity	320,684	314,997	679	(315,676)	320,684
Noncontrolling interest	—	—	541	—	541
Total stockholders' equity	320,684	314,997	1,220	(315,676)	321,225
Total liabilities and stockholders' equity	$540,739	$616,337	$3,657	$(539,498)	$621,234

	Navios South American	Other	Non
Balance Sheet as at	Logistics	Guarantor	Guarantor
December 31, 2010	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Current assets
Cash and cash equivalents	$—	$38,341	$863	$—	$39,204
Restricted cash	—	564	—	—	564
Accounts receivable, net	—	17,102	—	—	17,102
Due from affiliate companies	—	1,925	1,054	(2,979)	—
Intercompany receivables	11,923	(11,521)	—	(402)	—
Prepaid expenses and other current assets	844	6,809	34	—	7,687
Inventories	—	5,867	—	—	5,867
Total current assets	12,767	59,087	1,951	(3,381)	70,424
Noncurrent assets
Vessels, port terminal and other fixed assets, net	—	294,445	1,688	—	296,133
Investments in affiliates	299,645	408	—	(300,053)	—
Goodwill and other intangible assets	—	172,111	284	—	172,395
Deferred dry dock and special survey costs, net	—	2,041	—	—	2,041
Deferred financing costs and other longe term assets	—	6,464	4	—	6,468
Total noncurrent assets	299,645	475,469	1,976	(300,053)	477,037
Total assets	312,412	534,556	3,927	(303,434)	547,461

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	—	22,556	35	—	22,591
Due to affiliate companies	1,651	(337)	1,820	(2,979)	155
Accrued expenses	731	8,519	361	—	9,611
Deferred income	—	—	—		—
Current portion of capital lease obligations	—	1,252	—	—	1,252
Current portion of long term debt	—	10,102	69	—	10,171
Total current liabilities	2,382	42,092	2,285	(2,979)	43,780
Noncurrent liabilities
Long term debt, net of current portion	—	116,585	666	—	117,251
Capital lease obligations, net of current portion	—	31,009	—	—	31,009
Other long ong term liabilities	—	5,000	37	—	5,037
Deferred tax liability	—	20,976	129	—	21,105
Total noncurrent liabilities	—	173,570	832	—	174,402
Total liabilities	2,382	215,662	3,117	(2,979)	218,182
STOCKHOLDERS' EQUITY
Total Navios Logistics stockholders' equity	310,030	300,047	408	(300,455)	310,030
Noncontrolling interest	—	18,847	402	—	19,249
Total stockholders' equity	310,030	318,894	810	(300,455)	329,279
Total liabilities and stockholders' equity	$312,412	$534,556	$3,927	$(303,434)	$547,461

	Navios South American		Non
Cash flow statement for the year ended	Logistics Inc.	Guarantor	Guarantor
December 31, 2011	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Net cash(used in)/ provided by operating activities	$(193,630)	$208,768	$(549)	$—	$14,589

Cash flows from investing activities
Acquisition of vessels, port terminals and other fixed assets, net	—	(70,533)	(45)	—	(70,598)
Net cash used in investing activities	—	(70,533)	(45)	—	(70,598)

Cash flows from financing activities
Decrease in restricted cash	—	564	—	—	564
Proceeds from issuance of Senior Notes	200,000	—	—	—	200,000
Proceeds from long term debt	—	—	—	—	—
Payments of obligations under capital lease	—	(1,040)	—	—	(1,040)
Repayments of long -terml debt	—	(126,687)	(68)	—	(126,755)
Debt issuance costs	(6,289)	(508)	—	—	(6,797)
Acquisition of noncontrolling interest	—	(8,638)	—	—	(8,638)
Capital contributions	—	(136)	136	—	—
Net cash provided by/(used in) financing activities	193,711	(136,445)	68	—	57,334
Net increase/(decrease) in cash and cash equivalents	81	1,770	(526)	—	1,325
Cash and cash equivalents, beginning of year	—	38,341	863	—	39,204
Cash and cash equivalents, end of year	$81	$40,111	$337	$—	$40,529

	Navios South American		Non
Cash flow statement for the year ended	Logistics Inc.	Guarantor	Guarantor
December 31, 2010	Issuer	Subsidiaries	Subsidiaries	Eliminations	Total
Net cash provided by operating activities	$—	$33,495	$609	$—	$34,104

Cash flows from investing activities
Acquisition of vessels, port terminals and other fixed assets, net	—	(14,114)	—	—	(14,114)
Net cash used in investing activities	—	(14,114)	—	—	(14,114)

Cash flows from financing activities
Proceeds from long termdebt	—	293	—	—	293
Payments of obligations under capital lease	—	(1,771)	—	—	(1,771)
Repayments of long-term debt	—	(5,171)	(69)	—	(5,240)
Debt issuance costs	—	(525)	—	—	(525)
Dividends paid	—	(470)	—	—	(470)
Net cash used in financing activities	—	(7,644)	(69)	—	(7,713)
Net increase in cash and cash equivalents	—	11,737	540	—	12,277
Cash and cash equivalents, beginning of year	—	26,604	323	—	26,927
Cash and cash equivalents, end of year	$—	$38,341	$863	$—	$39,204

	Navios South
	American		Non
Cash flow statement for the year ended	Logistics Inc.	Guarantor	Guarantor
December 31, 2009	Issuer	Subsidiaries	Subsidiaries		Eliminations	Total
Net cash provided by operating activities	$—	$22,780	$300		$—	$23,080

Cash flows from investing activities
Acquisition of vessels, port terminals and other fixed assets, net	—	(26,707)	(92)		—	(26,799)
Acquisition of subsidiary, net of cash acquired	—	(369)	—		—	(369)
Net cash used in investing activities	—	(27,076)	(92)		—	(27,168)
Cash flows from financing activities
Increase in restricted cash	—	(358)	—		—	(358)
Proceeds of long term debt	—	22,469	—		—	22,469
Repayments of long-term debt	—	(2,426)	(16)			(2,442)
Debt issuance costs	—	(734)	—		—	(734)
Contributions from noncontrolling shareholders	—	564	—		—	564
Cash acquired	—	(131)	131		—	—
Net cash provided by financing activities	—	19,384	115		—	19,499
Net increase in cash and cash equivalents	—	15,088	323		—	15,411
Cash and cash equivalents, beginning of year	—	11,516	—		—	11,516
Cash and cash equivalents, end of year	$—	$26,604	$323	$	$—	$26,927

Subsequent Events	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
SUBSEQUENT EVENTS [Text Block]
NOTE 26: SUBSEQUENT EVENTS

     On March 20, 2012, Marfin Popular Bank Co.Ltd. and Nauticler S.A finalized the documentation of  the $40,000 revolving credit facility for working and investment capital purposes. The loan bears interest at a rate based on a margin of 300 basis points. This loan is initially repayable 12 months after drawdown with extension options available.